Exhibit 99.3

EXECUTION VERSION

MORTGAGE LOAN PURCHASE AGREEMENT

This Mortgage Loan Purchase Agreement (this “Agreement”), is dated and effective as of June 16, 2017, between Bank of America, National Association, as seller (in such capacity, together with its successors and permitted assigns hereunder, the “Mortgage Loan Seller” or “Seller”), and Morgan Stanley Capital I Inc., as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the “Purchaser”).

RECITALS

The Mortgage Loan Seller desires to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser desires to purchase, subject to the terms and conditions set forth herein, the commercial, multifamily and/or manufactured housing community mortgage loans (collectively, the “Mortgage Loans”) identified on the schedule annexed hereto as Exhibit A (as such schedule may be amended from time to time pursuant to the terms hereof, the “Mortgage Loan Schedule”).

The Purchaser intends to create a trust (the “Trust”), the primary assets of which will be a segregated pool of commercial, multifamily and/or manufactured housing community mortgage loans, that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the “Trust Fund”) will be evidenced by a series of mortgage pass-through certificates (the “Certificates”). Certain classes of the Certificates will be rated by nationally recognized statistical rating organizations (the “Rating Agencies”). Certain classes of Certificates (the “Registered Certificates”) will be registered under the Securities Act of 1933, as amended (the “Securities Act”), and certain classes of Certificates (the “Non-Registered Certificates”) will not be registered under the Securities Act. The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of June 1, 2017 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor (the “Depositor”), Wells Fargo Bank, National Association, as general master servicer (in such capacity, the “General Master Servicer”), CWCapital Asset Management LLC, as general special servicer (the “General Special Servicer”), National Cooperative Bank, N.A. (“NCB”), as NCB master servicer and as NCB special servicer, Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”), as tax administrator and as custodian (in such capacity, the “Custodian”), and Wilmington Trust, National Association, as trustee (the “Trustee”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof) (except with respect to the definition of “Servicing File,” which for purposes of this Agreement shall not include the documents described in clause (b) in the definition of such term in the Pooling and Servicing Agreement). Any reference to a provision of the Pooling and Servicing Agreement shall be to the Pooling and Servicing Agreement as in full force and effect on the Closing Date. It is anticipated that the Purchaser will transfer the Mortgage Loans to the Trustee on behalf of the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

The Purchaser intends to sell the Registered Certificates to Morgan Stanley & Co. LLC (“MS&Co.”), Wells Fargo Securities, LLC (“WFS”), Merrill, Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) and Drexel Hamilton, LLC (“Drexel” and, collectively in such capacity, the “Underwriters”) pursuant to an underwriting agreement, dated as of the date hereof (the “Underwriting Agreement”), between the Purchaser, Morgan Stanley Mortgage Capital Holdings LLC and the Underwriters. The Purchaser intends to sell the Non-Registered Certificates (other than the RR Interest) to MS&Co., WFS and MLPF&S (collectively in such capacity, the “Initial Purchasers”) pursuant to a certificate purchase agreement, dated as of the date hereof (the “Certificate Purchase Agreement”), between the Purchaser, Morgan Stanley Mortgage Capital Holdings LLC and the Initial Purchasers. The Purchaser intends to transfer the RR Interest to Morgan Stanley Bank, N.A., Wells Fargo Bank, National Association and the Mortgage Loan Seller pursuant to the RR Interest Transfer Agreement, dated as of the date hereof (the “RR Interest Transfer Agreement”), between the Depositor, Morgan Stanley Bank, N.A., Wells Fargo Bank, National Association and the Mortgage Loan Seller. The Certificates are more fully described in (a) that certain prospectus dated June 19, 2017 (together with all annexes and exhibits thereto and information incorporated therein by reference as of the date of filing thereof, the “Prospectus”), relating to the Registered Certificates and (b) that certain private placement memorandum, dated June 19, 2017 (together with all annexes and exhibits thereto, the “Private Placement Memorandum”), relating to the Non-Registered Certificates, as each may be amended or supplemented at any time hereafter.

The Mortgage Loan Seller will indemnify the Depositor, the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans that is contained in (a) that certain preliminary prospectus, dated June 12, 2017, relating to the Registered Certificates (together with all annexes and exhibits thereto and information incorporated therein by reference as of the last Time of Sale (as defined in the Indemnification Agreement) with respect to the Registered Certificates, collectively, the “Preliminary Prospectus”), (b) that certain preliminary private placement memorandum, dated June 12, 2017, relating to the Non-Registered Certificates (together with all annexes and exhibits thereto, collectively, the “Preliminary Private Placement Memorandum”), (c) the Prospectus, (d) the Private Placement Memorandum and (e) certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the “Indemnification Agreement”), between the Mortgage Loan Seller, the Depositor, the Underwriters and the Initial Purchasers.

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

Section 1.         Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. Notwithstanding anything to the contrary herein, the Mortgage Loan identified on Exhibit A hereto as “Del Amo Fashion Center” (the “Del Amo Fashion Center Mortgage Loan”) was co-originated by the Mortgage Loan Seller, Wells Fargo Bank, National Association (“Wells Fargo Bank”), Barclays Bank PLC and Société Générale, and the Mortgage Loan Seller is only selling to the Purchaser the related Mortgage Note(s) in favor of the Mortgage Loan Seller and its successors and assigns in the original principal amount of $45,000,000 (and only such Mortgage Note(s) will constitute a “Mortgage Loan” or “Mortgage Note(s)” hereunder). The purchase and sale of the Mortgage Loans shall take place on June 29, 2017 or such other date as shall be mutually acceptable to the parties hereto (the “Closing Date”). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans, if any, on or before such date, whether or not received, of $355,638,808, plus (ii) $45,000,000, representing the 50% pari passu interest of the Mortgage Loan Seller in the Del Amo Fashion Center Mortgage Loan, which pari passu interest is represented by the related Mortgage Note(s) in favor of the Mortgage Loan Seller and its successors and assigns, in each case, subject to a variance of plus or minus 5%. The Del Amo Fashion Center Mortgage Loan will have an aggregate balance as of the close of business on the Cut-off Date, after giving effect to any payments during or prior to June 2017, whether or not received, of $90,000,000. The purchase price for the Mortgage Loans shall be a combination of (i) the portion of the RR Interest transferred to the Mortgage Loan Seller pursuant to the RR Interest Transfer Agreement and (ii) a cash amount set forth on the cross receipt between the Mortgage Loan Seller and the Purchaser dated the Closing Date (which price reflects no deduction for any transaction expenses for which the Mortgage Loan Seller is responsible). The Purchaser shall pay and/or direct to be paid the cash portion of such purchase price to the Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

Section 2.         Conveyance of the Mortgage Loans. (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the other conditions to the Mortgage Loan Seller’s obligations set forth herein, the Mortgage Loan Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under the Mortgage Loans and all documents included in the related Mortgage Files and Servicing Files, with the understanding that a servicing rights purchase and sale agreement or comparable agreement may be executed by the Mortgage Loan Seller and the General Master Servicer. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller) together with all documents delivered or caused to be delivered hereunder with respect to such Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any other documents required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date, in each case, which shall belong to the Mortgage Loan Seller).

After the Mortgage Loan Seller’s transfer of the Mortgage Loans to the Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the

Purchaser’s ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

(b)       The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller’s right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is not intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then: (i) this Agreement shall constitute a security agreement under applicable law; (ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser, and in any event, the Mortgage Loan Seller hereby grants to the Purchaser, a first priority security interest in all of the Mortgage Loan Seller’s right, title and interest, whether now owned or hereafter acquired, in and to (1) the Mortgage Loans, (2) all documents included in the related Mortgage Files and Servicing Files, (3) all scheduled payments of principal and interest due on the Mortgage Loans after their respective Cut-off Dates, and (4) all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective Cut-off Dates and collected after such respective Cut-off Dates or, in the case of Qualified Substitute Mortgage Loans (if any), due on or prior to the related date of substitution and collected after such date); (iii) the assignment by the Purchaser to the Trustee of its interests in the Mortgage Loans as contemplated by Section 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Custodian) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and (v) notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage Loan Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

(c)       In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Custodian, (x) on or before the Closing Date, the Mortgage Note relating to each Mortgage Loan so assigned, endorsed to the Trustee or in blank as specified in clause (i) of the definition of “Mortgage File” (or, alternatively, if the original executed Mortgage Note has been lost, a lost note affidavit and indemnity with a copy of such

Mortgage Note as specified in clause (i) of the definition of “Mortgage File”) and (y) on or before the date that is forty-five (45) days following the Closing Date (or such later date as may be provided under Sections 2.01(b) or (c) of the Pooling and Servicing Agreement with respect to any item), the remainder of the Mortgage File for each Mortgage Loan and, except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan as of the Closing Date (which delivery shall be subject to clauses (e) and (f) in the proviso of the definition of “Mortgage File”), any other items required to be delivered or deposited by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement (other than amounts from reserve accounts and originals of letters of credit, which shall be transferred to the General Master Servicer) for each Mortgage Loan, and shall take such other actions and pay such costs with respect to the Mortgage Loans as may be required under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement.

Notwithstanding anything to the contrary contained herein, with respect to the Del Amo Fashion Center Mortgage Loan, the obligations of each of the Mortgage Loan Seller and Wells Fargo Bank to deliver Mortgage Notes to the Custodian shall be limited to delivery of only the Mortgage Note(s) held by such party to the Custodian. With respect to the Del Amo Fashion Center Mortgage Loan, the obligations of the Mortgage Loan Seller and Wells Fargo Bank to deliver the remaining portion of the related Mortgage File or any document required to be delivered with respect thereto shall be joint and several, provided that either of the Mortgage Loan Seller or Wells Fargo Bank may deliver one Mortgage File or one of any other document required to be delivered with respect to the Del Amo Fashion Center Mortgage Loan hereunder, and such delivery shall satisfy such delivery requirements for each of the Mortgage Loan Seller and Wells Fargo Bank.

(d)       In accordance with Section 2.01(b) of the Pooling and Servicing Agreement, with respect to the delivery of a letter of credit in the manner described in clause (A) of clause (xii) of the definition of “Mortgage File”, the Mortgage Loan Seller shall be deemed to have satisfied the delivery requirements of this Agreement and the Pooling and Servicing Agreement by delivering to the Custodian within ten (10) Business Days following the Closing Date with respect to any such letter(s) of credit a copy of such letter of credit, the transfer documentation and such transmittal communication to the issuing bank indicating that such document has been delivered to the issuing bank for reissuance. If a letter of credit is not in a form that would allow the General Master Servicer to draw on such letter of credit on behalf of the Trust in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents, the Mortgage Loan Seller shall deliver copies of the appropriate transfer or assignment documents to the Custodian promptly following receipt of written notification thereof. If not otherwise paid by the related Mortgagor, the Mortgage Loan Seller shall pay any transfer fee required in order to transfer the beneficiary’s interest from such Mortgage Loan Seller to the General Master Servicer on behalf of the Trust as required hereunder and shall cooperate with the reasonable requests of the General Master Servicer in connection with effectuating a draw under any such letter of credit prior to the date such letter of credit is reissued to the General Master Servicer on behalf of the Trust.

With respect to letters of credit delivered in accordance with subclause (B) of clause (xii) of the definition of “Mortgage File”, within sixty (60) days of the Closing Date or such shorter period as is required by the terms of such letter of credit or other applicable

Mortgage Loan documents, the Mortgage Loan Seller shall notify the bank issuing the letter of credit that the General Master Servicer on behalf of the Trustee shall be the beneficiary under such letter of credit. Section 3.01(f) of Pooling and Servicing Agreement requires the General Master Servicer to present such letter of credit and the related assignment documentation delivered by the Mortgage Loan Seller to the letter of credit bank issuing such letter of credit and request that such letter of credit bank reissue the letter of credit in the name of “Wells Fargo Bank, National Association, as General Master Servicer, on behalf of Wilmington Trust, National Association, as Trustee, for the benefit of registered holders of BANK 2017-BNK5, Commercial Mortgage Pass-Through Certificates, Series 2017-BNK5”. Section 3.01(f) of Pooling and Servicing Agreement further requires the General Master Servicer to use reasonable efforts to obtain such reissued letter of credit back from the issuing letter of credit bank within sixty (60) days (and in any event within ninety (90) days) following the Closing Date. The Mortgage Loan Seller shall provide such reasonable cooperation as requested by the General Master Servicer, including without limitation by delivering such additional assignment or amendment documents required by the issuing bank in order to reissue a letter of credit as provided above.

(e)       [Reserved.]

(f)       In connection with the Mortgage Loan Seller’s assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, or make available to, the General Master Servicer in accordance with Section 2.01(d) of the Pooling and Servicing Agreement, the following items: (i) within the timeframes for delivery set forth in Section 2(c) above, a copy of the Mortgage File for each Mortgage Loan (except that copies of instruments of assignment will be delivered by the Custodian when the originals are returned or delivered, as applicable, to it in accordance with the requirements of Section 2.01(b) of the Pooling and Servicing Agreement); (ii) within the timeframe for delivery set forth in Section 2.01(d) of the Pooling and Servicing Agreement, and except in the case of a Mortgage Loan that is part of a Non-Serviced Whole Loan, originals or copies of all financial statements, appraisals, environmental reports, engineering reports, Insurance Policies, certificates, guaranty/indemnity agreements, property inspection reports, escrow analysis, tax bills, third-party management agreements, asset summary and financial information on the borrower/sponsor and any guarantor (including, without limitation, any operating statements), in each case relating to the origination and servicing of any Mortgage Loan or related Serviced Whole Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan or Serviced Whole Loan in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans or related Serviced Whole Loan(s) (provided that the Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication, draft documents or any documents or materials prepared by it or its Affiliates for internal uses, including without limitation, credit committee briefs or memoranda and other internal approval documents); and (iii) all unapplied reserve funds and Escrow Payments in the possession or under the control of the Mortgage Loan Seller that relate to the Mortgage Loans (other than any Non-Serviced Whole Loans). In addition, not later than the Closing Date, the Mortgage Loan Seller shall provide to the General Master Servicer the initial data with respect to each Mortgage Loan that is necessary for the preparation of the initial CREFC® Financial File and CREFC® Loan Periodic Update File

required to be delivered by the General Master Servicer under the Pooling and Servicing Agreement.

(g)       Under generally accepted accounting principles (“GAAP”) and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller. In no event shall the Mortgage Loan Seller take any action that is inconsistent with the Trust’s ownership of each Mortgage Loan following the Closing Date.

(h)       The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement (except with respect to the Administrative Cost Rate). The Mortgage Loan Seller shall, within fifteen (15) days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach or to shorten the period available to the Mortgage Loan Seller with respect to the cure, repurchase or substitution provisions with respect to a Material Defect set forth in Section 5.

(i)       Notwithstanding anything to the contrary, the Purchaser and the Mortgage Loan Seller hereby acknowledge and agree that with respect to each Mortgage Loan subject to defeasance (except with respect to the Mortgage Loans identified on Exhibit A hereto as “Del Amo Fashion Center”, “iStar Leased Fee Portfolio”, “Gateway Net Lease Portfolio” and “Elgin Village & Cedar Breaks Centre”), the Mortgage Loan Seller has retained the right of the lender under the Mortgage Loan documents to receive a percentage of the economic benefit associated with the ownership of the successor borrower, to designate and establish the successor borrower and to purchase (or cause the purchase on behalf of the related borrower of) the related defeasance collateral, in each case if there is a defeasance of such Mortgage Loan (“Seller Defeasance Rights and Obligations”). The Purchaser shall cause the Pooling and Servicing Agreement to provide that: (i) if the General Master Servicer receives notice of a defeasance request to a Mortgage Loan subject to defeasance, then the General Master Servicer shall provide upon receipt of such notice, written notice of such defeasance request to the Mortgage Loan Seller or its assignee; and (ii) until such time as the Mortgage Loan Seller provides written notice to the contrary, notice of a defeasance of a Mortgage Loan with Seller Defeasance Rights and Obligations shall be delivered to the Mortgage Loan Seller pursuant to the notice provisions of the Pooling and Servicing Agreement.

Section 3.         Examination of Mortgage Loan Files and Due Diligence Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser’s right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller’s representations and warranties made pursuant to Section 4, except as expressly set forth in Section 5.

Section 4.         Representations, Warranties and Covenants of the Mortgage Loan Seller and the Purchaser.  (a) The Mortgage Loan Seller hereby makes, as of the date hereof (and, in connection with any replacement of a Defective Loan (as defined in Section 4(f) hereof) with one or more Qualified Substitute Mortgage Loans (also as defined in Section 4(f) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the date hereof, to and for the benefit of the Mortgage Loan Seller, each of the representations and warranties set forth in Exhibit B-2.

(b)       The Mortgage Loan Seller hereby makes, as of the date hereof (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C, subject to the exceptions set forth in Schedule C. The Mortgage Loan Seller is also referred to herein as the “Responsible Repurchase Party”.

(c)       The Mortgage Loan Seller hereby represents and warrants, as of the date hereof, to and for the benefit of the Purchaser only, that the Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person (other than the Depositor or an affiliate thereof, the Underwriters and the Initial Purchasers) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

(d)       The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller’s role as “originator” (or the role of any third party as “originator” of any Mortgage Loan for which the Mortgage Loan Seller was not the originator) and “sponsor” in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Mortgage Loan Seller contained in each of the Preliminary Prospectus and the Prospectus complies in all material respects with the applicable disclosure requirements of Regulation AB as in effect on the date hereof and for which compliance is required as of the date hereof. As used herein, “Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such rules may be amended from time to time, and subject to such clarification and interpretation as have been or may hereafter be from time to time provided by the Securities and Exchange Commission (the “Commission”) or by the staff of the Commission, in each case as effective from time to time as of the compliance dates specified therein.

(e)       With respect to each Servicing Function Participant that services a Mortgage Loan as of the Closing Date, the Mortgage Loan Seller either (i) represents and warrants that as of the date hereof such Servicing Function Participant is expected to be an Initial Sub-Servicer under the Pooling and Servicing Agreement or (ii) (A) represents and warrants that it has caused each such Servicing Function Participant to be required to comply, as evidenced by written documentation between each such Servicing Function Participant and the Mortgage Loan Seller, with all reporting requirements set forth in Article XI of the Pooling and Servicing

Agreement (including but not limited to the indemnification of each Certification Party from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related and related costs, judgments any other costs, fees and expenses incurred by such Certification Party arising out of the delivery of any Deficient Exchange Act Deliverable) applicable to such Servicing Function Participant for the Mortgage Loans and (B) covenants with the Purchaser that, for so long as the Trust is subject to the reporting requirements of the Exchange Act, it shall cause each Servicing Function Participant that services a Mortgage Loan as of the Closing Date to comply with all reporting requirements set forth therein.

(f)       The Responsible Repurchase Party hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of any substitution, with respect to any replacement Mortgage Loan (a “Qualified Substitute Mortgage Loan”) that is substituted for a Defective Loan by the Responsible Repurchase Party pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. For purposes of the representations and warranties set forth in Exhibit C, representations and warranties made as of the Closing Date or as of the Cut-off Date shall, in the case of a Qualified Substitute Mortgage Loan, be made as of the date of substitution. From and after the date of substitution, each Qualified Substitute Mortgage Loan, if any, shall be deemed to constitute a “Mortgage Loan” hereunder for all purposes. A “Defective Loan” is any Mortgage Loan as to which there is an unremedied Material Defect.

(g)       Except for the agreed-upon procedures report obtained from the accounting firm engaged to perform procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (such report, the “Accountants’ Due Diligence Report”), the Mortgage Loan Seller has not obtained (and, through and including the Closing Date, will not obtain without the consent of the Purchaser) any “third party due diligence report” (as defined in Rule 15Ga-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Rule 15Ga-2”)) in connection with the securitization transaction contemplated herein and in the Prospectus and Private Placement Memorandum and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Mortgage Loan Seller has not employed (and, through and including the Closing Date, will not employ without the consent of the Purchaser) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Prospectus and Private Placement Memorandum. The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(g).

(h)       Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File (including, if applicable, any additional documents that the Mortgage Loan Seller believes should be included to enable the Asset Representations Reviewer to perform an Asset Review on such Mortgage Loan; provided that such documents are clearly labeled and identified) to the Designated Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Mortgage Loan Seller.

(i)       Within sixty (60) days after the Closing Date, the Mortgage Loan Seller shall provide the Depositor a certificate substantially in the form of Exhibit E (which may be sent by email).

(j)       If, as part of an Asset Review of a Mortgage Loan, the Asset Representations Reviewer determines it is missing any document that is required to be part of the Review Materials for such Mortgage Loan and that is necessary in connection with its completion of the Asset Review, then, upon written request of the Asset Representations Reviewer, the Mortgage Loan Seller shall provide to the Asset Representations Reviewer, within ten (10) Business Days of receipt of such written request, any such document; provided, however, that the Mortgage Loan Seller shall be required to deliver such missing document only to the extent that such document is in the possession of the Mortgage Loan Seller, but in any event excluding any documents that contain information that is proprietary to the related originator or the Mortgage Loan Seller or any draft documents or privileged or internal communications.

(k)       Upon the completion of an Asset Review with respect to each Mortgage Loan in accordance with the Pooling and Servicing Agreement and receipt of a written invoice from the Asset Representations Reviewer, the Mortgage Loan Seller shall pay the Asset Representations Reviewer Asset Review Fee for the Mortgage Loans subject to that Asset Review (or, with respect to the Del Amo Fashion Center Mortgage Loan, a fee equal to the Asset Representations Reviewer Asset Review Fee for the entire Del Amo Fashion Center Mortgage Loan, multiplied by 50%) within sixty (60) days of such written invoice by the Asset Representations Reviewer.

(l)       The Mortgage Loan Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Mortgage Loan Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to such dispute resolution method.

(m)       The Mortgage Loan Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon any failure by the Mortgage Loan Seller to (A) pay the fees described under Section 4(k) above within sixty (60) days of written invoice by the Asset Representations Reviewer or (B) provide all documents (i) required to be delivered by it pursuant to Section 4(i) of this Agreement, and (ii) within sixty (60) days of the Closing Date, under the definition of “Diligence File” in the Pooling and Servicing Agreement (or such later date specified herein or in the Pooling and Servicing Agreement).

(n)       The Mortgage Loan Seller covenants with the Purchaser that if, on or prior to the later of (i) the ninetieth (90th) day following the Closing Date and (ii) the date upon which all Certificates have been sold to parties unaffiliated with the Depositor, as a result of the occurrence of any event that occurred prior to the Closing Date with respect to the Mortgage Loans or the Mortgage Loan Seller (and the Mortgage Loan Seller hereby covenants to promptly notify the Depositor, the Underwriters and the Initial Purchasers of the occurrence of any such event to the extent it has knowledge thereof), an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to be delivered in connection with sales of the Certificates by the Underwriters, the Initial Purchasers or a dealer, in order to correct any untrue statement of a material fact or any omission to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading, or an amendment or supplement to the Prospectus or Private Placement Memorandum, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, is necessary to comply with applicable law, the Mortgage Loan Seller shall do all things necessary (or, with respect to information relating to the Mortgage Loans, provide all information in its possession) to assist the Depositor to prepare and furnish, at the expense of the Mortgage Loan Seller (to the extent that such amendment or supplement relates to the Mortgage Loan Seller, the Mortgage Loans and/or any information describing the same, as provided by the Mortgage Loan Seller), to the Underwriters and Initial Purchasers such amendments or supplements to the Prospectus or Private Placement Memorandum as may be necessary, so that the statements in the Prospectus or Private Placement Memorandum as so amended or supplemented, including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so contain an untrue statement of material fact or omit to state a material fact required to be stated therein (solely in the case of the Prospectus) or necessary to make the statements therein, in the light of the circumstances when the Prospectus or Private Placement Memorandum is delivered to a purchaser, not misleading or so that the Prospectus or Private Placement Memorandum (as so annexed or supplemented), including Annexes A-1, A-2 and A-3 of the Prospectus, with respect to any information regarding the Mortgage Loans or the Mortgage Loan Seller, will not so fail to comply with applicable law. All terms used in this Section 4(n) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement. Notwithstanding the foregoing, the Mortgage Loan Seller shall have no affirmative obligation to monitor the performance of the Mortgage Loans or any changes in condition or circumstance of any Mortgaged Property, Mortgagor, guarantor or any of their Affiliates after the Closing Date in connection with its obligations under this Section 4(n). The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 4(n).

Section 5.         Notice of Breach; Cure, Repurchase and Substitution. (a) The Mortgage Loan Seller shall, not later than ninety (90) days after (i) except in the case of the succeeding clause (ii), the Mortgage Loan Seller’s receipt of notice of or, if earlier, the Mortgage Loan Seller’s discovery of, a Material Defect or (ii) in the case of a Material Defect relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage, the earlier of (x) the discovery by the Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Defect and (y) receipt of notice of the Material Defect from any party to the Pooling and Servicing Agreement (such ninety (90) day period, the “Initial Cure Period”), (A) cure such Material Defect in all material respects, at the Mortgage Loan Seller’s own expense, including reimbursement of any related reasonable additional expenses of the Trust reasonably incurred by any party to the Pooling and Servicing Agreement, (B) repurchase the affected Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable), at the applicable Purchase Price and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement or (C) substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted) for such affected Mortgage Loan or REO Loan (provided that in no event shall any such substitution occur on or after the second anniversary of the Closing Date) and pay the General Master Servicer for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith and in conformity with this Agreement and Section 2.03 of the Pooling and Servicing Agreement; provided, however, that except with respect to a Material Defect resulting solely from the failure by the Mortgage Loan Seller to deliver to the Trustee or Custodian the actual policy of lender’s title insurance required pursuant to clause (viii) of the definition of Mortgage File by a date not later than eighteen (18) months following the Closing Date, if such Material Defect is capable of being cured but is not cured within the Initial Cure Period, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Defect within the Initial Cure Period, the Mortgage Loan Seller shall have an additional ninety (90) days commencing immediately upon the expiration of the Initial Cure Period (such additional ninety (90) day period, the “Extended Cure Period”) to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or REO Loan (excluding any related Companion Loan, if applicable) or substitute a Qualified Substitute Mortgage Loan (other than with respect to the Whole Loans, for which no substitution will be permitted)); provided, further, that with respect to such Extended Cure Period the Mortgage Loan Seller has delivered an officer’s certificate to the Trustee, the Certificate Administrator, the General Master Servicer, the General Special Servicer, the Operating Advisor and (with respect to any Mortgage Loan other than an Excluded Loan with respect to the Directing Certificateholder or the Holder of the majority of the Controlling Class, prior to the occurrence of a Consultation Termination Event) the Directing Certificateholder, setting forth the reason such Material Defect is not capable of being cured within the Initial Cure Period and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such Material Defect will be cured within the Extended Cure Period; and provided, further, that, if any such Material Defect is not cured after the Initial Cure Period and any such Extended Cure Period solely due to the failure of the Mortgage Loan Seller to have received the recorded document, then the Mortgage Loan Seller shall be entitled to continue to defer its cure, repurchase and/or substitution obligations in respect of such Material Defect until eighteen (18) months after the Closing Date so long as the Mortgage Loan Seller certifies to the Trustee, the General Master Servicer, the General Special Servicer and the Certificate Administrator no less than every ninety (90) days, beginning at the end of such Initial Cure Period, that the Material Defect is still in effect solely because of its failure to have received the recorded document and that the Mortgage Loan Seller is diligently pursuing the cure of such Material Defect (specifying the actions being taken). Notwithstanding the foregoing, any Defect or Breach that causes any Mortgage Loan not to be a “qualified mortgage” (within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of Certificateholders therein, and (subject to the Mortgage Loan Seller’s right to cure such Defect or Breach during the Initial Cure Period) such Mortgage Loan shall be repurchased or substituted for without regard to the Extended Cure

Period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the funds in the amount of the Purchase Price remitted by the Mortgage Loan Seller are to be remitted by wire transfer to the General Master Servicer for deposit into the Collection Account. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis.

If the Mortgage Loan Seller, in connection with a Material Defect (or an allegation of a Material Defect) pertaining to a Mortgage Loan agrees to a Loss of Value Payment, pursuant to any agreement or a settlement between the Mortgage Loan Seller and the General Special Servicer on behalf of the Trust (and, with respect to any Mortgage Loan other than an Excluded Loan with respect to the Directing Certificateholder or the Holder of the majority of the Controlling Class, with the consent of the Directing Certificateholder if no Control Termination Event has occurred and is continuing) with respect to such Mortgage Loan, the amount of such Loss of Value Payment shall be remitted by wire transfer to the General Special Servicer for deposit into the Loss of Value Reserve Fund. The Loss of Value Payment shall include the portion of any Liquidation Fees payable to the General Special Servicer in respect of such Loss of Value Payment and the portion of fees of the Asset Representations Reviewer payable pursuant to Section 4(k) above attributable to the Asset Review of such Mortgage Loan and not previously paid by the Mortgage Loan Seller. If such Loss of Value Payment is made, the Loss of Value Payment shall serve as the sole remedy available to the Certificateholders and the Trustee on their behalf regarding any such Material Defect in lieu of any obligation of the Mortgage Loan Seller to otherwise cure such Material Defect or repurchase or substitute for the affected Mortgage Loan based on such Material Defect under any circumstances. This paragraph is intended to apply only to a mutual agreement or settlement between the Mortgage Loan Seller and the General Special Servicer on behalf of the Trust. The following terms shall apply to any Loss of Value Payment: (i) prior to any agreement or settlement between the Mortgage Loan Seller and the General Special Servicer nothing in this paragraph shall preclude the Mortgage Loan Seller, the General Master Servicer or the General Special Servicer, as applicable, from exercising any of its rights related to a Material Defect in the manner and timing set forth in this Agreement (excluding this paragraph) or the Pooling and Servicing Agreement (including any right to cure, repurchase or substitute for such Mortgage Loan), (ii) such Loss of Value Payment shall not be greater than the Purchase Price of the affected Mortgage Loan; and (iii) a Material Defect as a result of a Mortgage Loan not constituting a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a “qualified mortgage”) may not be cured by a Loss of Value Payment.

The Mortgage Loan Seller’s obligation to cure any Material Defect, repurchase or substitute for any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to this Section 5 shall constitute the sole remedy available to the Purchaser in connection with a Material Defect; provided, however, that no limitation of remedy is implied with respect to the Mortgage Loan Seller’s breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement. It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes.

The remedies provided for in this subsection with respect to any Material Defect with respect to any Mortgage Loan shall also apply to the related REO Property.

If any Breach that constitutes a Material Defect pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Mortgage Loan Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust (by wire transfer of immediately available funds) for (i) the reasonable amount of any such costs and expenses incurred by the General Master Servicer, the General Special Servicer, the Certificate Administrator, the Trustee or the Trust that are incurred as a result of such Breach and have not been reimbursed by the related Mortgagor and (ii) the amount of any fees payable pursuant to Section 4(k) above to the extent not previously paid by the Mortgage Loan Seller to the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan; provided that in the event any such costs and expenses exceed $10,000, the Mortgage Loan Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses; provided, further, that if the Breach relates to the Del Amo Fashion Center Mortgage Loan, the Mortgage Loan Seller shall be responsible for 50% of all such costs and expenses unless such Breach relates solely to the Mortgage Notes sold by the Mortgage Loan Seller. Except as provided in the provisos to the immediately preceding sentence, the Mortgage Loan Seller shall remit the amount of such costs and expenses to the General Special Servicer for disbursement to the applicable Persons and upon its making such remittance, the Mortgage Loan Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Mortgage Loan Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment made by the Mortgage Loan Seller equal to such fees or expenses obtained from the related Mortgagor shall promptly be returned to the Mortgage Loan Seller.

Notwithstanding anything contained in this Agreement or the Pooling and Servicing Agreement, a delay in either the discovery of a Material Defect or in providing notice of such Material Defect shall relieve the Mortgage Loan Seller of its obligation to repurchase or substitute for the related Mortgage Loan under this Agreement if (i) the Mortgage Loan Seller did not otherwise discover or have knowledge of such Material Defect, (ii) such delay is a result of the failure by the Purchaser or any other party to the Pooling and Servicing Agreement to provide prompt notice as required by the terms of this Agreement or the Pooling and Servicing Agreement after such party has actual knowledge of such Material Defect (it being understood that knowledge shall not be deemed to exist by reason of the Custodial Exception Report or possession of the Mortgage File), (iii) such Material Defect does not relate to the applicable Mortgage Loan not being a “qualified mortgage” within the meaning of Code Section 860G(a)(3), but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective obligation to be treated as a qualified mortgage, and (iv) such delay precludes the Mortgage Loan Seller from curing such Material Defect. Notwithstanding anything contained in this Agreement, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a borrower), healthcare facility, nursing home, assisted living facility, self-storage facility, theater or fitness center (operated by a Mortgagor), then the failure to deliver copies of the UCC financing statements with respect to such Mortgage Loan pursuant to Section 2 hereof shall not be a Material Defect.

If there is a Material Defect with respect to one or more Mortgaged Properties securing a Mortgage Loan, the Mortgage Loan Seller shall not be obligated to repurchase the Mortgage Loan if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Mortgage Loan Seller provides an Opinion of Counsel to the effect that such release would not cause an Adverse REMIC Event and (iii) each applicable Rating Agency has provided a Rating Agency Confirmation.

(b)       Whenever one or more Qualified Substitute Mortgage Loans are substituted for a Defective Loan by the Responsible Repurchase Party as contemplated by this Section 5, upon direction by the General Master Servicer or the General Special Servicer, as applicable, the Responsible Repurchase Party shall deliver to the Custodian the related Mortgage File and a certification to the effect that such Qualified Substitute Mortgage Loan satisfies or such Qualified Substitute Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of “Qualified Substitute Mortgage Loan” in the Pooling and Servicing Agreement. No mortgage loan may be substituted for a Defective Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a Qualified Substitute Mortgage Loan, in which case, absent a cure of the relevant Material Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) after the related date of substitution, and Periodic Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) on or prior to the related date of substitution, and Periodic Payments due with respect to each corresponding Defective Loan that is purchased or repurchased, as the case may be, or replaced with one or more Qualified Substitute Mortgage Loans (any such Mortgage Loan, a “Deleted Mortgage Loan”) (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the General Master Servicer to the Responsible Repurchase Party promptly following receipt.

If any Mortgage Loan is to be repurchased or replaced as contemplated by this Section 5, upon direction by the General Master Servicer or the General Special Servicer, as applicable, the Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Qualified Substitute Mortgage Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of one or more Qualified Substitute Mortgage Loans for a Deleted Mortgage Loan, such Qualified Substitute Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

If any Mortgage Loan that is part of a Crossed Mortgage Loan Group is required to be repurchased or substituted, the provisions of Section 2.03(h), Section 2.03(i) and Section 2.03(j) of the Pooling and Servicing Agreement shall apply.

(c)       The Responsible Repurchase Party shall be entitled, and the Purchaser shall cause the Pooling and Servicing Agreement to entitle the Responsible Repurchase Party, upon the date when the full amount of the Purchase Price or Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced as contemplated by this Section 5 has been deposited in the account designated therefor by the Trustee as the assignee of the Purchaser (or the General Master Servicer on behalf of the Trustee) and, if applicable, receipt by the Trustee as the assignee of the Purchaser (or the Custodian) of the Mortgage File for each Qualified Substitute Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Responsible Repurchase Party, to (i) a release of the Mortgage File and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement for the Deleted Mortgage Loan to the Responsible Repurchase Party or its designee, (ii) the execution and delivery of such instruments of release, transfer and/or assignment, in each case without recourse, as shall be prepared by the Responsible Repurchase Party and are reasonably necessary to vest in the Responsible Repurchase Party or its designee the ownership of such Deleted Mortgage Loan, and (iii) the execution and delivery of notice to the affected Mortgagor of the retransfer of such Deleted Mortgage Loan. In connection with any such repurchase or substitution by the Responsible Repurchase Party, the Purchaser shall also cause the Pooling and Servicing Agreement to require each of the General Master Servicer and the General Special Servicer to deliver to the Responsible Repurchase Party or its designee, and the Responsible Repurchase Party or its designee shall be entitled to delivery from the General Master Servicer and the General Special Servicer of, any portion of the related Servicing File (as such term is defined in the Pooling and Servicing Agreement), together with any Escrow Payments, reserve funds and any other items required to be delivered by the Mortgage Loan Seller under Sections 2.01(b) and (c) of the Pooling and Servicing Agreement, held by or on behalf of the General Master Servicer or the General Special Servicer, as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Responsible Repurchase Party.

(d)       [Reserved.]

(e)       The Mortgage Loan Seller acknowledges and agrees that the Purchaser shall have no liability to the Mortgage Loan Seller or otherwise for any failure of the Mortgage Loan Seller or any other party to the Pooling and Servicing Agreement to perform its obligations provided for thereunder.

(f)       The Mortgage Loan Seller (to the extent it receives any request or demand, whether oral or written, that a Mortgage Loan be repurchased or replaced, whether arising from a Material Defect or other breach of a representation or warranty, such recipient a “Seller Request Recipient” and such request or demand, a “Repurchase Request”) agrees to provide to the Purchaser: (i) written notice of any Repurchase Request, which notice will specify if such Repurchase Request is a 15Ga-1 Notice; (ii) written notice of (A) the existence of any dispute regarding such Repurchase Request, whether written or oral, between such Seller Request Recipient and the Person making such Repurchase Request, (B) the expiration of any applicable Initial Cure Period, or, if applicable, any Extended Cure Period, (C) the withdrawal of such Repurchase Request by the Person making such Repurchase Request, (D) the rejection of such Repurchase Request by the Seller Request Recipient and (E) the repurchase or replacement of any Mortgage Loan pursuant to this Section 5 and Section 2.03 of the Pooling and Servicing Agreement; and (iii) upon reasonable request of the Purchaser (subject to Section 5(g)), such other information in the Seller Request Recipient’s possession as would be necessary to permit the Purchaser to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase or replacement requests or demands of any Person relating to any Mortgage Loan or to comply with any other obligations applicable to it under law or regulation.

Each notice required to be delivered pursuant to this Section 5(f) may be delivered by electronic means. Each notice required to be delivered pursuant to clauses (i) and (ii) of the immediately preceding paragraph shall be given not later than the tenth (10th) Business Day after the event giving rise to the requirement for such notice and any information requested pursuant to clause (iii) of the immediately preceding paragraph shall be provided as promptly as practicable after such request is made. Each notice required to be delivered pursuant to clause (i) of the immediately preceding paragraph shall identify (a) the date on which such Repurchase Request was made, (b) the Mortgage Loan with respect to which such Repurchase Request was made, (c) the identity of the Person making such request, and (d) the basis, if any, asserted for such request by such Person. Each notice required to be delivered pursuant to clause (ii) of the immediately preceding paragraph shall identify (a) the date of such withdrawal, rejection, repurchase or replacement, or the date of the commencement of such dispute, as applicable, (b) if pertaining to a dispute, the nature of such dispute, (c) if pertaining to the expiration of an Initial Cure Period or an Extended Cure Period, the expiration date of such Initial Cure Period or, if applicable, an Extended Cure Period, (d) if pertaining to a withdrawal, the basis for such withdrawal given to the Seller Request Recipient or an indication that no basis was given by the Person withdrawing such Repurchase Request, (e) if pertaining to a rejection by the Seller Request Recipient, the basis for the Seller Request Recipient’s rejection and (f) if pertaining to a repurchase or replacement, the date of such repurchase or replacement.

(g)       Each of the Mortgage Loan Seller and the Purchaser acknowledge and agree that (i) a Repurchase Request Recipient under the Pooling and Servicing Agreement will not, in connection with providing the Mortgage Loan Seller or the Purchaser with any 15Ga-1 Notice under the Pooling and Servicing Agreement, be required to deliver any attorney-client privileged communication or any information protected by the attorney work product doctrine, (ii) any 15Ga-1 Notice delivered to the Mortgage Loan Seller or the Purchaser under the Pooling and Servicing Agreement is provided only to assist the Mortgage Loan Seller, the Purchaser and any of their respective Affiliates in complying with Rule 15Ga-1, Items 1104 and 1121 of Regulation AB and/or any other law or regulation, (iii) (A) no action taken by, or inaction of, a Repurchase Request Recipient and (B) no information provided to the Mortgage Loan Seller or the Purchaser pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a Repurchase Request Recipient, shall be deemed to constitute a waiver or defense to the exercise of any legal right the Repurchase Request Recipient may have with respect to this Agreement or the Pooling and Servicing Agreement and (iv) receipt of a 15Ga-1 Notice or delivery of any notice required to be delivered pursuant to Section 5(f) shall not in and of itself constitute delivery, or receipt, of notice of any Material Defect or knowledge on the part of the Mortgage Loan Seller or Responsible Repurchase Party of any Material Defect or admission by the Mortgage Loan Seller or Responsible Repurchase Party of the existence of any Material Defect.

(h)       The Mortgage Loan Seller shall provide to the Purchaser relevant portions of any Form ABS-15G that the Mortgage Loan Seller is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Repurchase Request with respect to any Mortgage Loan) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. Promptly upon request, the Purchaser shall provide or cause to be provided to the Mortgage Loan Seller such information regarding the principal balance of any Mortgage Loan as is necessary in order for the Mortgage Loan Seller to prepare any such Form ABS-15G.

(i)       The Purchaser shall provide to the Mortgage Loan Seller any relevant portions of any Form ABS-15G that the Purchaser is required to file with the Commission pursuant to Rule 15Ga-1 under the Exchange Act (only to the extent that such portions relate to any Mortgage Loan and that was not provided by the Mortgage Loan Seller) on or before the date that is five (5) Business Days prior to the date such Form ABS-15G is required to be filed with the Commission. The Trust’s CIK# is 0001706303.

(j)       Notwithstanding anything to the contrary herein, the Mortgage Loan Seller’s obligation in respect of a Material Defect with respect to the Del Amo Fashion Center Mortgage Loan shall be solely in respect of the Mortgage Loan Seller’s pro rata share of the Del Amo Fashion Center Mortgage Loan based on the Mortgage Loan Seller’s percentage interest as of the date hereof in the Del Amo Fashion Center Mortgage Loan.

Section 6.         Closing. The closing of the sale of the Mortgage Loans (the “Closing”) shall be held at the offices of special counsel to the Purchaser at 10:00 a.m., New York City time, on the Closing Date.

The Closing shall be subject to each of the following conditions:

(i)        All of the representations and warranties of the Mortgage Loan Seller and the Purchaser made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date (or as of such other specific date expressly contemplated by any such representation or warranty);

(ii)       All documents specified in Section 7 of this Agreement (the “Closing Documents”), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects the obligations of the Mortgage Loan Seller hereunder or the rights of the Mortgage Loan Seller as a third party beneficiary thereunder), to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

(iii)      The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto on or before the Closing Date pursuant to Section 2 of this Agreement;

(iv)      The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

(v)       All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the Closing Date;

(vi)      The Mortgage Loan Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

(vii)     The Mortgage Loan Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1 of this Agreement;

(viii)    Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms; and

(ix)      The Commission shall not have issued any stop order suspending the effectiveness of the Purchaser’s Registration Statement.

(x)       Prior to the delivery of the Preliminary Prospectus to investors, an officer of the Mortgage Loan Seller shall have delivered to the Depositor a sub-certification (the “Mortgage Loan Seller Sub-Certification”) to the certification provided by the Chief Executive Officer of the Depositor to the Securities and Exchange Commission pursuant to Regulation AB.

Each of the parties agrees to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

Section 7.          Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial Purchasers and the Rating Agencies (collectively, the “Interested Parties”), and upon which the Interested Parties may rely:

(i)        This Agreement, duly executed by the Purchaser and the Mortgage Loan Seller;

(ii)       Each of the Pooling and Servicing Agreement and the Indemnification Agreement, duly executed by the respective parties thereto;

(iii)      A Secretary’s Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, in his or her individual capacity, and dated the Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the Mortgage Loan Seller authorizing the Mortgage Loan Seller’s entering into the transactions contemplated by this Agreement and the Indemnification Agreement, and (B) the organizational documents of the Mortgage Loan Seller;

(iv)      A certificate of good standing with respect to the Mortgage Loan Seller issued by the Office of the Comptroller of the Currency not earlier than thirty (30) days prior to the Closing Date, and upon which the Interested Parties may rely;

(v)       A certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the Mortgage Loan Seller on the Mortgage Loan Seller’s behalf and dated the Closing Date, and upon which the Interested Parties may rely;

(vi)      A written opinion of in-house or independent counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the Mortgage Loan Seller’s due authorization, execution and delivery of this Agreement and the Indemnification Agreement;

(vii)     A written opinion of special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, relating to the enforceability of this Agreement against the Mortgage Loan Seller;

(viii)    A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser, the Underwriters (only with respect to the Preliminary Prospectus) and the Initial Purchasers (only with respect to the Preliminary Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Preliminary Prospectus and in the Preliminary Private Placement Memorandum (as the same may be amended or supplemented on or before the pricing date for the Certificates) substantially to the effect that nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Preliminary Prospectus or the Preliminary Private Placement Memorandum, at the time when sales to purchasers of the Certificates were first made, contained, with respect to the Mortgage Loan Seller or the Mortgage Loans, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, in the light of the circumstances under which they were made, not misleading;

(ix)      A letter from special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Purchaser (only with respect to the Private Placement Memorandum), the Underwriters (only with respect to the Prospectus) and the Initial Purchasers (only with respect to the Private Placement Memorandum), relating to the information regarding the Mortgage Loans set forth in agreed upon sections of the Prospectus and the Private Placement Memorandum (as the case may be and as the same may be amended or supplemented on or before the Closing Date) substantially to the effect that (a) nothing has come to such special counsel’s attention that would lead such special counsel to believe that the agreed upon portions of the Prospectus or the Private Placement Memorandum (as applicable) as of the date thereof or as of the Closing Date contained or contains, with respect to the Mortgage Loan Seller or the Mortgage Loans, the related borrowers or the related Mortgaged Properties, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Mortgage Loan Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading and (b) that, with respect to information regarding the Mortgage Loan Seller and the Mortgage Loans, the related borrowers or the related Mortgaged Properties, the Prospectus is appropriately responsive in all material respects to the applicable requirements of Regulation AB;

(x)       Copies of all other opinions rendered by counsel for the Mortgage Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of date thereof;

(xi)      One or more agreed-upon procedures letters from a nationally recognized firm of certified public accountants acceptable to the Underwriters and the Initial Purchasers, dated (A) the date of the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and (B) the date of the Prospectus and the Private Placement Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by the Mortgage Loan Seller, the Purchaser, the Underwriters or the Initial Purchasers, as applicable, all of which shall be described in such letters, and which shall include a comparison of certain mortgage loan-related documents to the information set forth in the Master Tape (as defined in the Indemnification Agreement), they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and set forth in the Prospectus and the Private Placement Memorandum, respectively, and have compared the results of their calculations to the corresponding items in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, and found each such number and percentage set forth in the Preliminary Prospectus and the Preliminary Private Placement Memorandum, and in the Prospectus and the Private Placement Memorandum, respectively, to be in agreement with the results of such calculations;

(xii)     If any of the Certificates are “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended, a certificate of the Mortgage Loan Seller regarding origination of the Mortgage Loans by specified originators as set forth in Section 3(a)(41) of the Exchange Act; and

(xiii)    Such further certificates, opinions and documents as the Purchaser may reasonably request or any Rating Agency may require.

Section 8.         Additional Reporting Under Regulation AB. With respect to any period during which the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller shall provide to the Purchaser and the Certificate Administrator any information that constitutes “Additional Form 10-D Information” or “Additional Form 10-K Information” but only if and to the extent that the Mortgage Loan Seller (or any originator of the Mortgage Loans sold by the Mortgage Loan Seller to the Depositor, if such originator constitutes an “originator” contemplated by Item 1110(b) of Regulation AB and such information is required to be reported with respect to such originator) is the applicable “Party Responsible” (solely in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) under the terms of Exhibit AA or Exhibit BB to the Pooling and Servicing Agreement (it being acknowledged that the Mortgage Loan Seller (solely as in its capacity as a sponsor or originator (or as successor in interest to any predecessor originator), within the meaning of Regulation AB, of any Mortgage Loans) does not constitute the “Party Responsible” for any “Form 8-K Information” set forth on Exhibit CC of the Pooling and Servicing Agreement). In each case, such delivery shall be made in a form readily convertible to an EDGAR compatible form, or in such other form as otherwise agreed by the Purchaser, the Certificate Administrator and the Mortgage Loan Seller. In each case, such delivery shall be made not later than five (5) calendar days after the related Distribution Date (in the case of any such “Additional Form 10-D Information”), and no later than March 1 of each year subsequent to the fiscal year that the Trust is subject to the Exchange Act reporting requirements (in the case of any such “Additional Form 10-K Information”). In no event shall the Mortgage Loan Seller be required to provide any information that is not required to be reported on Form 10-D or Form 10-K, as the case may be, under the Exchange Act and the rules and regulations of the Commission thereunder.

Section 9.         Costs. Whether or not this Agreement is terminated, the Mortgage Loan Seller will pay its pro rata share (the Mortgage Loan Seller’s pro rata portion to be determined according to the percentage that the aggregate Cut-off Date Balance of all the Mortgage Loans represents as to the aggregate Cut-off Date Balance of all the mortgage loans of the Trust Fund (the “Cut-off Date Pool Balance”)) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented set-up fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Mortgage Loan Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item), including the cost of obtaining any agreed-upon procedures letters with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering this Agreement and the furnishing to the Underwriters or the Initial Purchasers, as applicable, of such copies of the Preliminary Prospectus, the Preliminary Private Placement Memorandum, the Prospectus and the Private Placement Memorandum or any other marketing materials or structural and collateral term sheets (or any similar item) and this Agreement as the Underwriters and the Initial Purchasers may reasonably request; (viii) the fees of the rating agency or agencies engaged to consider rating the Certificates or hired and requested to rate the Certificates; (x) all registration fees incurred by the Purchaser in connection with the filing of its Registration Statement allocable to the issuance of the Registered Certificates; (xi) the upfront fee payable to the Asset Representations Reviewer on the Closing Date in the amount agreed by the parties hereto; and (xii) the reasonable fees and expenses of special counsel to the Purchaser.

Section 10.         Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York, 10036, Attention: Jane H. Lam (with a copy to Morgan Stanley Capital I Inc., 1221 Avenue of the Americas, New York, New York 10020, Attention: Legal Compliance Division and a copy by email to cmbs_notices@morganstanley.com), or such other address as may be designated by the Purchaser to the Mortgage Loan Seller in writing; or, if to the Mortgage Loan Seller, addressed to Bank of America, National Association, One Bryant Park, New York, New York 10036, Attention: Leland F. Bunch, III, email: leland.f.bunch@baml.com (with copies to W. Todd Stillerman, Esq., Assistant General Counsel & Director, Bank of America Merrill Lynch Legal Department, 214 North Tryon Street, 18th Floor, NC1-027-20-05, Charlotte, North Carolina 28255, email: william.stillerman@bankofamerica.com, and Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, 24th Floor, Charlotte, North Carolina 28202, facsimile number: (704) 348-5200), or such other address as may be designated by the Mortgage Loan Seller to the Purchaser in writing.

Section 11.         Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. The Mortgage Loan Seller shall be an express third party beneficiary to the Pooling and Servicing Agreement to the extent set forth therein. The Asset Representations Reviewer shall be an express third party beneficiary of Sections 4(i), 4(j), and 4(l) of this Agreement.

Section 12.         Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser and by the Purchaser to the Trust, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

Section 13.         Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 14.         Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THE AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE MORTGAGE LOAN SELLER HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO ANY ACTION OR PROCEEDING REGARDING SUCH MATTERS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, WITH RESPECT TO SUCH COURTS, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

Section 15.         Further Assurances. The Mortgage Loan Seller and the Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 16.         Successors and Assigns. The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their respective successors and permitted assigns.

Section 17.         Information. The Mortgage Loan Seller shall provide the Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i) required under the provisions of Regulation AB, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a private disclosure document.

Section 18.         Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters; provided, however, that in no event shall this provision be construed to limit the effect of the Indemnification Agreement or the memorandum of understanding dated June 13, 2017 between the Mortgage Loan Seller, the Purchaser and certain other parties or any separate acknowledgments and agreements executed and delivered pursuant to such memorandum of understanding.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

BANK OF AMERICA, NATIONAL ASSOCIATION

By:
Name:
Title:

MORGAN STANLEY CAPITAL I INC.

By:
Name:
Title:

BANK 2017-BNK5 – MLPA (Bank of America, National Association)

EXHIBIT A

MORTGAGE LOAN SCHEDULE

Exh. A-1

BANK 2017-BNK5

Mortgage Loan Schedule

Mortgage Loan Seller	Loan ID	Property Name	Address	City	County	State	ZIP	Property Type	Units/SF	Original Balance	Cut-off Date Balance	Original Term to Maturity or ARD (mos.)
BANA	1	Del Amo Fashion Center	3525 West Carson Street	Torrance	Los Angeles	CA	90503	Retail	1,769,525	$45,000,000	$45,000,000	120
BANA	2	Starwood Capital Group Hotel Portfolio							6,366	$72,500,000	$72,500,000	120
BANA	2.01	Larkspur Landing Sunnyvale	748 North Mathilda Avenue	Sunnyvale	Santa Clara	CA	94085	Hospitality	126	$4,278,647	$4,278,647
BANA	2.02	Larkspur Landing Milpitas	40 Ranch Drive	Milpitas	Santa Clara	CA	95035	Hospitality	124	$3,605,232	$3,605,232
BANA	2.03	Larkspur Landing Campbell	550 West Hamilton Avenue	Campbell	Santa Clara	CA	95008	Hospitality	117	$3,169,977	$3,169,977
BANA	2.04	Larkspur Landing San Francisco	690 Gateway Boulevard	San Francisco	San Mateo	CA	94080	Hospitality	111	$2,611,535	$2,611,535
BANA	2.05	Larkspur Landing Pleasanton	5535 Johnson Drive	Pleasanton	Alameda	CA	94588	Hospitality	124	$2,554,048	$2,554,048
BANA	2.06	Larkspur Landing Bellevue	15805 Southeast 37th Street	Bellevue	King	WA	98006	Hospitality	126	$2,274,828	$2,274,828
BANA	2.07	Larkspur Landing Sacramento	555 Howe Avenue	Sacramento	Sacramento	CA	95825	Hospitality	124	$1,699,962	$1,699,962
BANA	2.08	Hampton Inn Ann Arbor North	2300 Green Road	Ann Arbor	Washtenaw	MI	48105	Hospitality	129	$1,658,900	$1,658,900
BANA	2.09	Larkspur Landing Hillsboro	3133 Northeast Shute Road	Hillsboro	Washington	OR	97124	Hospitality	124	$1,658,900	$1,658,900
BANA	2.10	Larkspur Landing Renton	1701 East Valley Road	Renton	King	WA	98057	Hospitality	127	$1,642,475	$1,642,475
BANA	2.11	Holiday Inn Arlington Northeast Rangers Ballpark	1311 Wet ‘n Wild Way	Arlington	Tarrant	TX	76011	Hospitality	147	$1,576,776	$1,576,776
BANA	2.12	Residence Inn Toledo Maumee	1370 Arrowhead Drive	Maumee	Lucas	OH	43537	Hospitality	108	$1,560,351	$1,560,351
BANA	2.13	Residence Inn Williamsburg	1648 Richmond Road	Williamsburg	Willamsburg	VA	23185	Hospitality	108	$1,494,652	$1,494,652
BANA	2.14	Hampton Inn Suites Waco South	2501 Marketplace Drive	Waco	McLennan	TX	76711	Hospitality	123	$1,379,679	$1,379,679
BANA	2.15	Holiday Inn Louisville Airport Fair Expo	447 Farmington Avenue	Louisville	Jefferson	KY	40209	Hospitality	106	$1,355,042	$1,355,042
BANA	2.16	Courtyard Tyler	7424 South Broadway Avenue	Tyler	Smith	TX	75703	Hospitality	121	$1,330,405	$1,330,405
BANA	2.17	Hilton Garden Inn Edison Raritan Center	50 Raritan Center Parkway	Edison	Middlesex	NJ	08837	Hospitality	132	$1,330,405	$1,330,405
BANA	2.18	Hilton Garden Inn St. Paul Oakdale	420 Inwood Avenue North	Oakdale	Washington	MN	55128	Hospitality	116	$1,313,980	$1,313,980
BANA	2.19	Residence Inn Grand Rapids West	3451 Rivertown Point Court Southwest	Grandville	Kent	MI	49418	Hospitality	90	$1,297,555	$1,297,555
BANA	2.20	Peoria, AZ Residence Inn	8435 West Paradise Lane	Peoria	Maricopa	AZ	85382	Hospitality	90	$1,289,343	$1,289,343
BANA	2.21	Hampton Inn Suites Bloomington Normal	320 South Towanda Avenue	Normal	Mclean	IL	61761	Hospitality	128	$1,281,130	$1,281,130
BANA	2.22	Courtyard Chico	2481 Carmichael Drive	Chico	Butte	CA	95928	Hospitality	90	$1,256,493	$1,256,493
BANA	2.23	Hampton Inn Suites Kokomo	2920 South Reed Road	Kokomo	Howard	IN	46902	Hospitality	105	$1,215,431	$1,215,431
BANA	2.24	Hampton Inn Suites South Bend	52709 Indiana State Road 933	South Bend	St. Joseph	IN	46637	Hospitality	117	$1,215,431	$1,215,431
BANA	2.25	Courtyard Wichita Falls	3800 Tarry Street	Wichita Falls	Wichita	TX	76308	Hospitality	93	$1,157,945	$1,157,945
BANA	2.26	Hampton Inn Morehead	4035 Arendell Street	Morehead City	Carteret	NC	28557	Hospitality	118	$1,125,095	$1,125,095
BANA	2.27	Residence Inn Chico	2485 Carmichael Drive	Chico	Butte	CA	95928	Hospitality	78	$1,092,246	$1,092,246
BANA	2.28	Courtyard Lufkin	2130 South First Street	Lufkin	Angelina	TX	75901	Hospitality	101	$1,042,972	$1,042,972
BANA	2.29	Hampton Inn Carlisle	1164 Harrisburg Pike	Carlisle	Cumberland	PA	17013	Hospitality	97	$1,034,759	$1,034,759
BANA	2.30	Springhill Suites Williamsburg	1644 Richmond Road	Williamsburg	James City	VA	23185	Hospitality	120	$1,034,759	$1,034,759
BANA	2.31	Fairfield Inn Bloomington	120 South Fairfield Drive	Bloomington	Monroe	IN	47404	Hospitality	105	$1,026,547	$1,026,547
BANA	2.32	Waco Residence Inn	501 South University Parks Drive	Waco	Mclennan	TX	76706	Hospitality	78	$1,001,910	$1,001,910
BANA	2.33	Holiday Inn Express Fishers	9791 North by Northeast Boulevard	Fishers	Hamilton	IN	46037	Hospitality	115	$936,211	$936,211
BANA	2.34	Larkspur Landing Folsom	121 Iron Point Road	Folsom	Sacramento	CA	95630	Hospitality	84	$911,574	$911,574
BANA	2.35	Springhill Suites Chicago Naperville Warrenville	4305 Weaver Parkway	Warrenville	Peoria	IL	60555	Hospitality	128	$862,299	$862,299
BANA	2.36	Holiday Inn Express & Suites Paris	3025 Northeast Loop 286	Paris	Lamar	TX	75460	Hospitality	84	$854,087	$854,087
BANA	2.37	Toledo Homewood Suites	1410 Arrowhead Drive	Toledo	Lucas	OH	43537	Hospitality	78	$854,087	$854,087
BANA	2.38	Grand Rapids Homewood Suites	3920 Stahl Drive Southeast	Grand Rapids	Kent	MI	49546	Hospitality	78	$829,450	$829,450
BANA	2.39	Cheyenne Fairfield Inn & Suites	1415 Stillwater Avenue	Cheyenne	Laramie	WY	82009	Hospitality	60	$771,963	$771,963
BANA	2.40	Fairfield Inn Laurel	13700 Baltimore Avenue	Laurel	Prince Georges	MD	20707	Hospitality	109	$771,963	$771,963
BANA	2.41	Courtyard Akron Stow	4047 Bridgewater Parkway	Stow	Summit	OH	44224	Hospitality	101	$755,538	$755,538
BANA	2.42	Larkspur Landing Roseville	1931 Taylor Road	Roseville	Placer	CA	95661	Hospitality	90	$714,477	$714,477
BANA	2.43	Towneplace Suites Bloomington	105 South Franklin Road	Bloomington	Monroe	IN	47404	Hospitality	83	$714,477	$714,477
BANA	2.44	Hampton Inn Danville	97 Old Valley School Road	Danville	Montour	PA	17821	Hospitality	71	$706,264	$706,264
BANA	2.45	Holiday Inn Norwich	10 Laura Boulevard	Norwich	New London	CT	06360	Hospitality	135	$698,052	$698,052
BANA	2.46	Hampton Inn Suites Longview North	3044 North Eastman Road	Longview	Gregg	TX	75605	Hospitality	91	$689,840	$689,840
BANA	2.47	Springhill Suites Peoria Westlake	2701 West Lake Avenue	Peoria	Peoria	IL	61615	Hospitality	124	$689,840	$689,840
BANA	2.48	Hampton Inn Suites Buda	1201 Cabelas Drive	Buda	Hays	TX	78610	Hospitality	74	$681,627	$681,627
BANA	2.49	Shawnee Hampton Inn	4851 North Kickapoo	Shawnee	Pottawatomie	OK	74804	Hospitality	63	$681,627	$681,627
BANA	2.50	Racine Fairfield Inn	6421 Washington	Racine	Racine	WI	53406	Hospitality	62	$665,202	$665,202
BANA	2.51	Hampton Inn Selinsgrove Shamokin Dam	3 Stetler Avenue	Shamokin Dam	Snyder	PA	17876	Hospitality	75	$648,778	$648,778
BANA	2.52	Holiday Inn Express & Suites Terrell	300 Tanger Drive	Terrell	Kaufman	TX	75160	Hospitality	68	$615,928	$615,928
BANA	2.53	Westchase Homewood Suites	2424 Rogerdale Road	Houston	Harris	TX	77042	Hospitality	96	$596,153	$596,153
BANA	2.54	Holiday Inn Express & Suites Tyler South	2421 East Southeast Loop 323	Tyler	Smith	TX	75701	Hospitality	88	$591,291	$591,291
BANA	2.55	Holiday Inn Express & Suites Huntsville	148 Interstate 45 South	Huntsville	Walker	TX	77340	Hospitality	87	$566,654	$566,654
BANA	2.56	Hampton Inn Sweetwater	302 Southeast Georgia Avenue	Sweetwater	Nolan	TX	79556	Hospitality	72	$517,380	$517,380
BANA	2.57	Comfort Suites Buda Austin South	15295 South Interstate 35 Building 800	Buda	Hays	TX	78610	Hospitality	72	$435,256	$435,256
BANA	2.58	Fairfield Inn & Suites Weatherford	175 Alford Drive	Weatherford	Parker	TX	76086	Hospitality	86	$410,619	$410,619
BANA	2.59	Holiday Inn Express & Suites Altus	2812 East Broadway Street	Altus	Jackson	OK	73521	Hospitality	68	$332,735	$332,735
BANA	2.60	Comfort Inn & Suites Paris	3035 Northeast Loop 286	Paris	Lamar	TX	75460	Hospitality	56	$295,645	$295,645
BANA	2.61	Hampton Inn Suites Decatur	110 US-287	Decatur	Wise	TX	76234	Hospitality	74	$282,912	$282,912
BANA	2.62	Holiday Inn Express & Suites Texarkana East	5210 Crossroads Parkway	Texarkana	Miller	AR	71854	Hospitality	88	$261,988	$261,988
BANA	2.63	Mankato Fairfield Inn	141 Apache Place	Mankato	Blue Earth	MN	56001	Hospitality	61	$234,774	$234,774
BANA	2.64	Candlewood Suites Texarkana	2901 South Cowhorn Creek Loop	Texarkana	Bowie	TX	75503	Hospitality	80	$181,517	$181,517
BANA	2.65	Country Inn & Suites Houston Intercontinental Airport East	20611 Highway 59	Humble	Harris	TX	77338	Hospitality	62	$172,385	$172,385
BANA	7	270 Corporate Center	20201, 20250, 20251, 20300 Century Boulevard	Germantown	Montgomery	MD	20874	Office	449,443	$52,500,000	$52,500,000	60
BANA	8	iStar Leased Fee Portfolio								$45,400,000	$45,400,000	120
BANA	8.01	Hilton Salt Lake	255 South West Temple	Salt Lake City	Salt Lake	UT	84101	Other	499	$11,062,400	$11,062,400
BANA	8.02	Doubletree Seattle Airport	18740 International Boulevard	Seattle	King	WA	98188	Other	850	$8,000,000	$8,000,000
BANA	8.03	Doubletree Mission Valley	7450 Hazard Center Drive	San Diego	San Diego	CA	92108	Other	300	$7,616,800	$7,616,800
BANA	8.04	One Ally Center	500 Woodward Avenue	Detroit	Wayne	MI	48226	Other	957,355	$6,392,200	$6,392,200
BANA	8.05	Doubletree Sonoma	1 Doubletree Drive	Rohnert Park	Sonoma	CA	94928	Other	245	$3,860,000	$3,860,000
BANA	8.06	Doubletree Durango	501 Camino Del Rio	Durango	La Plata	CO	81301	Other	159	$3,320,800	$3,320,800
BANA	8.07	Northside Forsyth Hospital Medical Center	4150 Deputy Bill Cantrell Memorial Road	Cumming	Forsyth	GA	30040	Other	92,573	$1,515,400	$1,515,400
BANA	8.08	NASA/JPSS Headquarters	7700 and 7720 Hubble Drive	Lanham	Prince George’s	MD	20706	Other	120,000	$1,038,000	$1,038,000
BANA	8.09	Dallas Market Center: Sheraton Suites	2101 North Stemmons Freeway	Dallas	Dallas	TX	75207	Other	251	$830,200	$830,200
BANA	8.10	Dallas Market Center: Marriott Courtyard	2150 Market Center Boulevard	Dallas	Dallas	TX	75207	Other	184	$747,200	$747,200
BANA	8.11	The Buckler Apartments	401 West Michigan Street	Milwaukee	Milwaukee	WI	53203	Other	207	$726,600	$726,600
BANA	8.12	Lock-Up Self Storage Facility	221 American Boulevard West	Bloomington	Hennepin	MN	55420	Other	104,000	$290,400	$290,400
BANA	9	Gateway Net Lease Portfolio							5,296,943	$45,000,000	$45,000,000	84
BANA	9.01	BAE Systems	4300 Airport Expressway	Fort Wayne	Allen	IN	46801	Industrial	333,750	$3,747,992	$3,747,992
BANA	9.02	FedEx (Stratford)	825 Lordship Boulevard	Stratford	Fairfield	CT	06615	Industrial	225,198	$3,610,325	$3,610,325
BANA	9.03	FedEx (Baltimore)	101 Bethlehem Boulevard	Edgemere	Baltimore	MD	21219	Industrial	306,016	$3,323,805	$3,323,805
BANA	9.04	Harman	30001 Cabot Drive	Novi	Oakland	MI	48377	Office	188,042	$2,647,514	$2,647,514
BANA	9.05	GE Aviation (Lafayette)	3720 US Highway 52 S	Lafayette	Tippecanoe	IN	47905	Industrial	306,406	$2,521,893	$2,521,893
BANA	9.06	GoDaddy	2155 East GoDaddy Way	Tempe	Maricopa	AZ	85284	Office	150,000	$2,235,373	$2,235,373
BANA	9.07	Carrier	16011 Applewhite Road	San Antonio	Bexar	TX	78264	Industrial	517,000	$2,206,119	$2,206,119
BANA	9.08	Emerus	8686 New Trails Drive	The Woodlands	Montgomery	TX	77381	Office	95,640	$1,793,977	$1,793,977
BANA	9.09	Cardinal Health	6000 Rosa Parks Boulevard	Detroit	Wayne	MI	48208	Industrial	275,951	$1,744,933	$1,744,933
BANA	9.10	TE Connectivity	501 Shenandoah Drive	Shakopee	Scott	MN	55379	Industrial	176,648	$1,727,725	$1,727,725
BANA	9.11	FCA LLC	2348 FM 464	Seguin	Guadalupe	TX	78155	Industrial	300,000	$1,627,916	$1,627,916
BANA	9.12	FedEx (Staunton)	7 Industry Way	Staunton	Staunton	VA	24401	Industrial	225,198	$1,369,790	$1,369,790
BANA	9.13	QuadPackaging (Proteus)	1 & 3 West World Packaging Circle	Franklin	Milwaukee	WI	53132	Industrial	205,000	$1,146,080	$1,146,080
BANA	9.14	QuadPackaging (Transpak)	2 & 4 West World Packaging Circle	Franklin	Milwaukee	WI	53132	Industrial	218,000	$1,134,895	$1,134,895
BANA	9.15	T-Mobile	820 Tom Martin Drive	Birmingham	Jefferson	AL	35211	Office	66,500	$1,059,178	$1,059,178
BANA	9.16	Sikorsky Aircraft	1727 South Main Street	Dallas	Tarrant	TX	75261	Industrial	150,975	$1,025,621	$1,025,621
BANA	9.17	Vatterott College	8580 Evans Avenue	Berkeley	St. Louis	MO	63121	Office	90,000	$951,625	$951,625
BANA	9.18	Comcast	12645 Corporate Lakes Drive	Fort Myers	Lee	FL	33931	Office	57,260	$853,537	$853,537
BANA	9.19	Alfa Laval	5400 International Trade Drive	Richmond	Henrico	VA	23231	Industrial	180,252	$778,681	$778,681
BANA	9.20	LKQ Corporation (New Braunfels)	5545 Goodwin Lane	New Braunfels	Comal	TX	78130	Industrial	98,771	$768,356	$768,356
BANA	9.21	Hitachi	1375 North 28th Avenue	Irving	Dallas	TX	75261	Office	72,056	$733,939	$733,939
BANA	9.22	Cameron	2503 South Main Street	Mansfield	Tioga	PA	16933	Industrial	75,000	$697,801	$697,801
BANA	9.23	Alliance Data	220 West Schrock Road	Westerville	Franklin	OH	43081	Office	100,800	$661,663	$661,663
BANA	9.24	Synchrony Financial	140 Wekiva Springs Road	Longwood	Seminole	FL	32779	Office	67,775	$616,061	$616,061
BANA	9.25	Baxalta (Barry Pointe)	9500 NE 82nd Terrace	Kansas City	Clay	MO	64158	Office	16,686	$472,371	$472,371
BANA	9.26	Baxalta (Casselberry)	1385 State Road 436	Casselberry	Seminole	FL	32707	Office	16,694	$450,000	$450,000
BANA	9.27	Baxalta (Mounds View)	2325 County Road 10	Mounds View	Ramsey	MN	55112	Office	16,694	$425,048	$425,048
BANA	9.28	Baxalta (Grand Rapids)	4020 Sparks Drive SE	Grand Rapids	Kent	MI	42595	Office	16,694	$424,187	$424,187
BANA	9.29	Gerdau	4265 West Tompkins Avenue	Las Vegas	Clark	NV	89103	Industrial	46,976	$424,187	$424,187
BANA	9.30	Baxalta (Wausau)	3201 Rib Mountain Drive	Wausau	Marathon	WI	54401	Office	16,694	$413,002	$413,002
BANA	9.31	Baxalta (Springfield)	1815 McCurry Road	Springfield	Greene	MO	65807	Office	16,694	$400,956	$400,956
BANA	9.32	LKQ (Salisbury)	1001 Carrier Drive	Charlotte	Mecklenburg	NC	28216	Industrial	205,100	$400,956	$400,956
BANA	9.33	Baxalta (Ankeny)	725 SE Oralabor Road	Ankeny	Polk	IA	50021	Office	16,694	$378,585	$378,585
BANA	9.34	H&E Equipment Services (San Antonio)	5327 and 5423 Tex-Con Road	San Antonio	Bexar	TX	78220	Industrial	26,535	$332,122	$332,122
BANA	9.35	H&E Equipment Services (New Orleans)	4202 Almonaster Avenue	New Orleans	Orleans Parish	LA	70126	Industrial	18,808	$312,333	$312,333
BANA	9.36	GE Aviation (Pompano)	2705 Gateway Drive	Pompano Beach	Broward	FL	33069	Industrial	30,892	$292,543	$292,543
BANA	9.37	Saint-Gobain	30 Sibley Drive	Russellville	Franklin	AL	35654	Industrial	102,950	$263,289	$263,289
BANA	9.38	H&E Equipment Services (Columbia)	1031 Buckner Park Drive	Columbia	Richland	SC	29203	Industrial	19,380	$260,707	$260,707
BANA	9.39	H&E Equipment Services (Yukon)	10700 NW 4th Street	Yukon	Oklahoma City	OK	73099	Industrial	19,608	$257,266	$257,266
BANA	9.40	LKQ Corporation (Toledo)	6180 Hagman Road	Toledo	Lucas	OH	43612	Industrial	207,998	$256,405	$256,405
BANA	9.41	H&E Equipment Services (Greer)	585 Brookshire Road	Greer	Spartanburg	SC	29651	Industrial	19,608	$251,243	$251,243
BANA	14	36 East 14th Street	36 East 14th Street	New York	New York	NY	10003	Retail	5,066	$23,000,000	$23,000,000	120
BANA	18	Crossgates Commons	161 Washington Avenue Extension	Albany	Albany	NY	12205	Retail	437,286	$20,000,000	$19,976,914	60
BANA	25	Windhaven Park	6101 Windhaven Parkway	Plano	Collin County	TX	75093	Retail	86,766	$15,400,000	$15,400,000	120
BANA	27	SoCal Self Storage - Los Angeles, CA	2240 Sawtelle Boulevard	Los Angeles	Los Angeles	CA	90064	Self Storage	50,064	$15,000,000	$15,000,000	120
BANA	32	Temescal Village Plaza	1181-1199 Magnolia Avenue	Corona	Riverside	CA	92879	Retail	117,670	$11,000,000	$11,000,000	84
BANA	39	Easley Town Center - Back Eastern Strip	211-249 & 265 Rolling Hills Circle	Easley	Pickens	SC	29640	Retail	62,066	$7,100,000	$7,091,894	120
BANA	40	Oceanside Self Storage	2121 Oceanside Blvd	Oceanside	San Diego	CA	92054	Self Storage	418	$6,250,000	$6,250,000	120
BANA	42	Storage Choice - Westover Park	141 Maple Leaf Drive	League City	Galveston	TX	77573	Self Storage	87,588	$6,020,000	$6,020,000	120
BANA	43	A Storage Place - Grand Junction East	2980 North Avenue & 501 Centennial Road	Grand Junction	Mesa	CO	81504	Self Storage	129,042	$6,000,000	$6,000,000	120
BANA	46	Extra Space Storage Irving	2300 Imperial Drive	Irving	Dallas	TX	75062	Self Storage	57,228	$5,400,000	$5,400,000	120
BANA	47	Storage Choice - League City	502 FM W 646	League City	Galveston	TX	77539	Self Storage	81,425	$5,250,000	$5,250,000	120
BANA	50	A Storage Place - Grand Junction West	2384 Patterson Road	Grand Junction	Mesa	CO	81505	Self Storage	71,735	$5,000,000	$5,000,000	120
BANA	55	Elgin Village & Cedar Breaks Centre							28,868	$4,600,000	$4,600,000	120
BANA	55.01	Elgin Village	910 Lee Dildy Boulevard	Elgin	Bastrop	TX	78621	Retail	19,628	$2,512,136	$2,512,136
BANA	55.02	Cedar Breaks Centre	4506 Williams Drive	Georgetown	Williamson	TX	78633	Retail	9,240	$2,087,864	$2,087,864
BANA	57	Creekside Estates MHC	5101 Northeast 121st Avenue	Vancouver	Clark	WA	98682	Manufactured Housing	188	$4,500,000	$4,500,000	120
BANA	65	Gatekeeper Storage	3221 East Memorial Road	Edmond	Oklahoma	OK	73013	Self Storage	65,055	$3,250,000	$3,250,000	120
BANA	70	149 Spring Street	149 Spring Street	New York	New York	NY	10012	Mixed Use	17,600	$2,500,000	$2,500,000	120

BANK 2017-BNK5

Mortgage Loan Schedule

Mortgage Loan Seller	Loan ID	Property Name	Original Term to Maturity or ARD (mos.)	Maturity Date or ARD	Final Maturity Date (ARD Loans)	Revised Rate	Original Amortization Term (mos.)	Remaining Amort. Term (mos.)	First Debt Service	Mortgage Rate	Master Servicing Fee Rate	Primary Servicing Fee Rate	Administrative Cost Rate	Net Mortgage Rate	Interest Accrual Method
BANA	1	Del Amo Fashion Center	120	6/1/2027	N/A	N/A	0	0	278,122.40	3.657500%	0.002500%	0.000000%	0.010180%	3.647320%	Actual/360
BANA	2	Starwood Capital Group Hotel Portfolio	120	6/1/2027	N/A	N/A	0	0	274,793.46	4.486000%	0.002500%	0.000000%	0.011430%	4.474570%	Actual/360
BANA	2.01	Larkspur Landing Sunnyvale
BANA	2.02	Larkspur Landing Milpitas
BANA	2.03	Larkspur Landing Campbell
BANA	2.04	Larkspur Landing San Francisco
BANA	2.05	Larkspur Landing Pleasanton
BANA	2.06	Larkspur Landing Bellevue
BANA	2.07	Larkspur Landing Sacramento
BANA	2.08	Hampton Inn Ann Arbor North
BANA	2.09	Larkspur Landing Hillsboro
BANA	2.10	Larkspur Landing Renton
BANA	2.11	Holiday Inn Arlington Northeast Rangers Ballpark
BANA	2.12	Residence Inn Toledo Maumee
BANA	2.13	Residence Inn Williamsburg
BANA	2.14	Hampton Inn Suites Waco South
BANA	2.15	Holiday Inn Louisville Airport Fair Expo
BANA	2.16	Courtyard Tyler
BANA	2.17	Hilton Garden Inn Edison Raritan Center
BANA	2.18	Hilton Garden Inn St. Paul Oakdale
BANA	2.19	Residence Inn Grand Rapids West
BANA	2.20	Peoria, AZ Residence Inn
BANA	2.21	Hampton Inn Suites Bloomington Normal
BANA	2.22	Courtyard Chico
BANA	2.23	Hampton Inn Suites Kokomo
BANA	2.24	Hampton Inn Suites South Bend
BANA	2.25	Courtyard Wichita Falls
BANA	2.26	Hampton Inn Morehead
BANA	2.27	Residence Inn Chico
BANA	2.28	Courtyard Lufkin
BANA	2.29	Hampton Inn Carlisle
BANA	2.30	Springhill Suites Williamsburg
BANA	2.31	Fairfield Inn Bloomington
BANA	2.32	Waco Residence Inn
BANA	2.33	Holiday Inn Express Fishers
BANA	2.34	Larkspur Landing Folsom
BANA	2.35	Springhill Suites Chicago Naperville Warrenville
BANA	2.36	Holiday Inn Express & Suites Paris
BANA	2.37	Toledo Homewood Suites
BANA	2.38	Grand Rapids Homewood Suites
BANA	2.39	Cheyenne Fairfield Inn & Suites
BANA	2.40	Fairfield Inn Laurel
BANA	2.41	Courtyard Akron Stow
BANA	2.42	Larkspur Landing Roseville
BANA	2.43	Towneplace Suites Bloomington
BANA	2.44	Hampton Inn Danville
BANA	2.45	Holiday Inn Norwich
BANA	2.46	Hampton Inn Suites Longview North
BANA	2.47	Springhill Suites Peoria Westlake
BANA	2.48	Hampton Inn Suites Buda
BANA	2.49	Shawnee Hampton Inn
BANA	2.50	Racine Fairfield Inn
BANA	2.51	Hampton Inn Selinsgrove Shamokin Dam
BANA	2.52	Holiday Inn Express & Suites Terrell
BANA	2.53	Westchase Homewood Suites
BANA	2.54	Holiday Inn Express & Suites Tyler South
BANA	2.55	Holiday Inn Express & Suites Huntsville
BANA	2.56	Hampton Inn Sweetwater
BANA	2.57	Comfort Suites Buda Austin South
BANA	2.58	Fairfield Inn & Suites Weatherford
BANA	2.59	Holiday Inn Express & Suites Altus
BANA	2.60	Comfort Inn & Suites Paris
BANA	2.61	Hampton Inn Suites Decatur
BANA	2.62	Holiday Inn Express & Suites Texarkana East
BANA	2.63	Mankato Fairfield Inn
BANA	2.64	Candlewood Suites Texarkana
BANA	2.65	Country Inn & Suites Houston Intercontinental Airport East
BANA	7	270 Corporate Center	60	6/1/2022	N/A	N/A	360	360	218,106.51	4.917000%	0.002500%	0.002500%	0.013300%	4.903700%	Actual/360
BANA	8	iStar Leased Fee Portfolio	118	4/6/2027	4/6/2028	Greater of: (i) Interest Rate+3%; (ii) ARD Treasury Swap Rate+3%; or (iii) ARD Treasury Note Rate+3%	0	0	145,571.63	3.795000%	0.002500%	0.000000%	0.011430%	3.783570%	Actual/360
BANA	8.01	Hilton Salt Lake
BANA	8.02	Doubletree Seattle Airport
BANA	8.03	Doubletree Mission Valley
BANA	8.04	One Ally Center
BANA	8.05	Doubletree Sonoma
BANA	8.06	Doubletree Durango
BANA	8.07	Northside Forsyth Hospital Medical Center
BANA	8.08	NASA/JPSS Headquarters
BANA	8.09	Dallas Market Center: Sheraton Suites
BANA	8.10	Dallas Market Center: Marriott Courtyard
BANA	8.11	The Buckler Apartments
BANA	8.12	Lock-Up Self Storage Facility
BANA	9	Gateway Net Lease Portfolio	84	6/5/2024	N/A	N/A	0	0	135,461.77	3.562830%	0.002500%	0.000000%	0.011430%	3.551400%	Actual/360
BANA	9.01	BAE Systems
BANA	9.02	FedEx (Stratford)
BANA	9.03	FedEx (Baltimore)
BANA	9.04	Harman
BANA	9.05	GE Aviation (Lafayette)
BANA	9.06	GoDaddy
BANA	9.07	Carrier
BANA	9.08	Emerus
BANA	9.09	Cardinal Health
BANA	9.10	TE Connectivity
BANA	9.11	FCA LLC
BANA	9.12	FedEx (Staunton)
BANA	9.13	QuadPackaging (Proteus)
BANA	9.14	QuadPackaging (Transpak)
BANA	9.15	T-Mobile
BANA	9.16	Sikorsky Aircraft
BANA	9.17	Vatterott College
BANA	9.18	Comcast
BANA	9.19	Alfa Laval
BANA	9.20	LKQ Corporation (New Braunfels)
BANA	9.21	Hitachi
BANA	9.22	Cameron
BANA	9.23	Alliance Data
BANA	9.24	Synchrony Financial
BANA	9.25	Baxalta (Barry Pointe)
BANA	9.26	Baxalta (Casselberry)
BANA	9.27	Baxalta (Mounds View)
BANA	9.28	Baxalta (Grand Rapids)
BANA	9.29	Gerdau
BANA	9.30	Baxalta (Wausau)
BANA	9.31	Baxalta (Springfield)
BANA	9.32	LKQ (Salisbury)
BANA	9.33	Baxalta (Ankeny)
BANA	9.34	H&E Equipment Services (San Antonio)
BANA	9.35	H&E Equipment Services (New Orleans)
BANA	9.36	GE Aviation (Pompano)
BANA	9.37	Saint-Gobain
BANA	9.38	H&E Equipment Services (Columbia)
BANA	9.39	H&E Equipment Services (Yukon)
BANA	9.40	LKQ Corporation (Toledo)
BANA	9.41	H&E Equipment Services (Greer)
BANA	14	36 East 14th Street	119	5/1/2027	N/A	N/A	0	0	85,893.29	4.420000%	0.002500%	0.002500%	0.013300%	4.406700%	Actual/360
BANA	18	Crossgates Commons	59	5/1/2022	N/A	N/A	360	359	103,031.49	4.642000%	0.002500%	0.002500%	0.018310%	4.623690%	Actual/360
BANA	25	Windhaven Park	119	5/1/2027	N/A	N/A	360	360	57,576.22	4.425000%	0.002500%	0.002500%	0.013300%	4.411700%	Actual/360
BANA	27	SoCal Self Storage - Los Angeles, CA	119	5/1/2027	N/A	N/A	0	0	52,785.59	4.165000%	0.002500%	0.002500%	0.013300%	4.151700%	Actual/360
BANA	32	Temescal Village Plaza	83	5/1/2024	N/A	N/A	360	360	44,099.94	4.745000%	0.002500%	0.002500%	0.013300%	4.731700%	Actual/360
BANA	39	Easley Town Center - Back Eastern Strip	119	5/1/2027	N/A	N/A	360	359	36,780.62	4.690000%	0.002500%	0.002500%	0.013300%	4.676700%	Actual/360
BANA	40	Oceanside Self Storage	119	5/1/2027	N/A	N/A	360	360	25,178.24	4.768000%	0.002500%	0.002500%	0.013300%	4.754700%	Actual/360
BANA	42	Storage Choice - Westover Park	120	6/1/2027	N/A	N/A	360	360	31,001.66	4.639000%	0.002500%	0.002500%	0.013300%	4.625700%	Actual/360
BANA	43	A Storage Place - Grand Junction East	119	5/1/2027	N/A	N/A	0	0	20,607.29	4.065000%	0.002500%	0.002500%	0.013300%	4.051700%	Actual/360
BANA	46	Extra Space Storage Irving	120	6/1/2027	N/A	N/A	360	360	21,868.06	4.793000%	0.002500%	0.002500%	0.013300%	4.779700%	Actual/360
BANA	47	Storage Choice - League City	120	6/1/2027	N/A	N/A	360	360	27,036.33	4.639000%	0.002500%	0.002500%	0.013300%	4.625700%	Actual/360
BANA	50	A Storage Place - Grand Junction West	119	5/1/2027	N/A	N/A	0	0	17,172.74	4.065000%	0.002500%	0.002500%	0.013300%	4.051700%	Actual/360
BANA	55	Elgin Village & Cedar Breaks Centre	119	5/1/2027	N/A	N/A	360	360	16,906.60	4.350000%	0.002500%	0.002500%	0.013300%	4.336700%	Actual/360
BANA	55.01	Elgin Village
BANA	55.02	Cedar Breaks Centre
BANA	57	Creekside Estates MHC	119	5/1/2027	N/A	N/A	0	0	15,778.65	4.150000%	0.002500%	0.002500%	0.013300%	4.136700%	Actual/360
BANA	65	Gatekeeper Storage	120	6/1/2027	N/A	N/A	360	360	12,823.58	4.670000%	0.002500%	0.092000%	0.102800%	4.567200%	Actual/360
BANA	70	149 Spring Street	119	5/1/2027	N/A	N/A	0	0	8,901.10	4.214000%	0.002500%	0.002500%	0.013300%	4.200700%	Actual/360

BANK 2017-BNK5

Mortgage Loan Schedule

Mortgage Loan Seller	Loan ID	Property Name	Ownership Interest	Cross Collateralized / Cross Defaulted (Y/N)	Borrower	Sponsor	Letter of Credit	Letter of Credit Amount	Initial Tax Escrow Amount ($)	Ongoing Tax Escrow - Monthly ($)	Initial Insurance Escrow Amount ($)	Ongoing Insurance Escrow - Monthly ($)	Deferred Maintenance Escrow Amount ($)	Initial Cap Ex Escrow Amount ($)	Ongoing Cap Ex Escrow - Monthly ($)
BANA	1	Del Amo Fashion Center	Fee	No	Del Amo Fashion Center Operating Company, L.L.C.; Del Amo Residual Operating Company, L.L.C.	Simon Property Group, L.P.; Commingled Pension Trust Fund (Strategic Property) of JPMorgan Chase Bank, N.A.	No	N/A	$0	$0	$0	$0	$0	$0	$0
BANA	2	Starwood Capital Group Hotel Portfolio		No	LL Folsom, L.P.; LL Hillsboro, L.P.; LL Milpitas, L.P.; LL Pleasanton, L.P.; LL Campbell, L.P.; LL South San Francisco, L.P.; LL Roseville, L.P.; LL Bellevue, L.P.; LL Sunnyvale, L.P.; LL Sacramento, L.P.; LL Renton, L.P.; FH-Hotel Bloomington, L.P.; FH-Hotel Kokomo, L.P.; FH-Hotel Oakdale, L.P.; FH-Hotel Ann Arbor, L.P.; FH-Hotel South Bend, L.P.; FH-Hotel Peoria, L.P.; FH-Hotel Maumee, L.P.; FH-Hotel Warrenville, L.P.; FH-Hotel South Franklin, L.P.; FH-Hotel Normal, L.P.; FH-Grandville, L.P.; TXHP Buda 1, L.L.C.; TXHP Paris 2, L.L.C.; TXHP Humble, L.L.C.; TXHP Buda 2, L.L.C.; TXHP Decatur, L.L.C.; TXHP Sweetwater, L.L.C.; TXHP Waco 1, L.L.C.; TXHP Longview 1, L.L.C.; TXHP Altus, L.L.C.; TXHP Arlington, L.L.C.; TXHP Huntsville, L.L.C.; TXHP Tyler 1, L.L.C.; TXHP Texarkana 2, L.L.C.; TXHP Paris 1, L.L.C.; TXHP Terrell, L.L.C.; TXHP Texarkana 1, L.L.C.; TXHP Weatherford, L.L.C.; TXHP Tyler 2, L.L.C.; TXHP Wichita Falls, L.L.C.; TXHP Lufkin 1, L.L.C.; Hotel Fishers, L.P.; Hotel Louisville, L.P.; Hotel Stow, L.P.; Hotel Morehead City, L.P.; IM Chico 1, L.P.; VIII-HII-Valley School Road, L.L.C.; VIII-HII-Stetler Avenue, L.L.C.; VIII-HII-7 Hampton Court, L.L.C.; VIII-HII-Raritan Center PKWY, L.L.C.; VIII-HII-Laura BLVD., L.L.C.; VIII-HII-Baltimore Avenue, L.L.C.; VIII-HII-Richmond Road, L.L.C.; VIII-HII-Richmond Road 2, L.L.C.; Midwest Heritage Inn Of Racine, L.P.; Midwest Heritage Inn Of Shawnee, L.P.; Midwest Heritage Inn Of Cheyenne, L.P.; F.I. Management Of Mankato, L.P.; R.I. Heritage Inn Of Peoria AZ, L.P.; H.S. Heritage Inn Of Grand Rapids, L.P.; H.S. Heritage Inn Of Toledo, L.P.; Heritage Inn Number LII. Limited partnership; Heritage Inn Number XL. Limited Partnership; LL Folsom Opco, L.L.C.; LL Hillsboro Opco, L.L.C.; LL Milpitas Opco, L.L.C.; LL Pleasanton Opco, L.L.C.; LL Campbell Opco, L.L.C.; LL South San Francisco Opco, L.L.C.; LL Roseville Opco, L.L.C.; LL Bellevue Opco, L.L.C.; LL Sunnyvale Opco, L.L.C.; LL Sacramento Opco, L.L.C.; LL Renton Opco, L.L.C.; FH-Hotel Bloomington Opco, L.L.C.; FH-Hotel Kokomo Opco, L.L.C.; FH-Hotel Oakdale Opco, L.L.C.; FH-Hotel Ann Arbor Opco, L.L.C.; FH-Hotel South Bend Opco, L.L.C.; FH-Hotel Peoria Opco, L.L.C.; FH-Hotel Maumee Opco, L.L.C.; FH-Hotel Warrenville Opco, L.L.C.; FH-Hotel South Franklin Opco, L.L.C.; FH-Hotel Normal Opco, L.L.C.; FH-Hotel Grandville Opco, L.L.C.; TXHP Buda 1 OPCO, L.L.C.; TXHP Paris 2 Opco, L.L.C.; TXHP Humble Opco, L.L.C.; TXHP Buda 2 Opco, L.L.C.; TXHP Decatur Opco, L.L.C.; TXHP Sweetwater Opco, L.L.C.; TXHP Waco 1 Opco, L.L.C.; TXHP Longview 1 Opco, L.L.C.; TXHP Altus Opco, L.L.C.; TXHP Arlington Opco, L.L.C.; TXHP Huntsville Opco, L.L.C.; TXHP TYLER 1 Opco, L.L.C.; TXHP Texarkana 2 Opco, L.L.C.; TXHP Paris 1 Opco, L.L.C.; TXHP Terrell Opco, L.L.C.; TXHP Texarkana 1 Opco, L.L.C.; TXHP Weatherford Opco, L.L.C.; TXHP Tyler 2 Opco, L.L.C.; TXHP Wichita Falls Opco, L.L.C.; TXHP Lufkin 1 Opco, L.L.C.; Hotel Fishers Opco, L.L.C.; Hotel Louisville Opco, L.L.C.; Hotel Stow Opco, L.L.C.; Hotel Morehead City Opco, L.L.C.; IM Chico 1 Opco, L.L.C.; VIII-HII-Valley School Road Opco, L.L.C.; VIII-HII-Stetler Avenue Opco, L.L.C.; VIII-HII-7 Hampton Court Opco, L.L.C.; VIII-HII-Raritan Center PKWY Opco, L.L.C.; VIII-HII-Laura BLVD. Opco, L.L.C.; VIII-HII-Baltimore Avenue Opco, L.L.C.; VIII-HII-Richmond Road Opco, L.L.C.; VIII-HII-Richmond Road 2 Opco, L.L.C.; Midwest Heritage Inn OF Racine Opco, L.L.C.; Midwest Heritage Inn Of Shawnee Opco, L.L.C.; Midwest Heritage Inn Of Cheyenne Opco, L.L.C.; F.I. Management Of Mankato Opco, L.L.C.; R.I. Heritage Inn Of Peoria AZ Opco, L.L.C.; H.S. Heritage Inn Of Grand Rapids Opco, L.L.C.; H.S. Heritage Inn Of Toledo Opco, L.L.C.; Heritage Inn Number LII. Opco, L.L.C.; Heritage Inn Number XL. Opco, L.L.C.	Starwood Capital Group Global, L.P. or Starwood Capital Group Global II, L.P. or Starwood Capital Group Global I, L.L.C.	No	N/A	$0	$0	$0	$0	$0	$0	one-twelfth (1/12th) of the greater of (i) 4% of Gross Income from Operations for the calendar month two months prior to Payment Date and (ii) deposit amount required under the Franchise Agreement for FF&E
BANA	2.01	Larkspur Landing Sunnyvale	Fee
BANA	2.02	Larkspur Landing Milpitas	Fee
BANA	2.03	Larkspur Landing Campbell	Fee
BANA	2.04	Larkspur Landing San Francisco	Fee
BANA	2.05	Larkspur Landing Pleasanton	Fee
BANA	2.06	Larkspur Landing Bellevue	Fee
BANA	2.07	Larkspur Landing Sacramento	Fee
BANA	2.08	Hampton Inn Ann Arbor North	Fee
BANA	2.09	Larkspur Landing Hillsboro	Fee
BANA	2.10	Larkspur Landing Renton	Fee
BANA	2.11	Holiday Inn Arlington Northeast Rangers Ballpark	Fee
BANA	2.12	Residence Inn Toledo Maumee	Fee
BANA	2.13	Residence Inn Williamsburg	Fee
BANA	2.14	Hampton Inn Suites Waco South	Fee
BANA	2.15	Holiday Inn Louisville Airport Fair Expo	Fee
BANA	2.16	Courtyard Tyler	Fee
BANA	2.17	Hilton Garden Inn Edison Raritan Center	Leasehold
BANA	2.18	Hilton Garden Inn St. Paul Oakdale	Fee
BANA	2.19	Residence Inn Grand Rapids West	Fee
BANA	2.20	Peoria, AZ Residence Inn	Fee
BANA	2.21	Hampton Inn Suites Bloomington Normal	Fee
BANA	2.22	Courtyard Chico	Fee
BANA	2.23	Hampton Inn Suites Kokomo	Fee
BANA	2.24	Hampton Inn Suites South Bend	Fee
BANA	2.25	Courtyard Wichita Falls	Fee
BANA	2.26	Hampton Inn Morehead	Fee
BANA	2.27	Residence Inn Chico	Fee
BANA	2.28	Courtyard Lufkin	Fee
BANA	2.29	Hampton Inn Carlisle	Fee
BANA	2.30	Springhill Suites Williamsburg	Fee
BANA	2.31	Fairfield Inn Bloomington	Fee
BANA	2.32	Waco Residence Inn	Fee
BANA	2.33	Holiday Inn Express Fishers	Fee
BANA	2.34	Larkspur Landing Folsom	Fee
BANA	2.35	Springhill Suites Chicago Naperville Warrenville	Fee
BANA	2.36	Holiday Inn Express & Suites Paris	Fee
BANA	2.37	Toledo Homewood Suites	Fee
BANA	2.38	Grand Rapids Homewood Suites	Fee
BANA	2.39	Cheyenne Fairfield Inn & Suites	Fee
BANA	2.40	Fairfield Inn Laurel	Fee
BANA	2.41	Courtyard Akron Stow	Fee
BANA	2.42	Larkspur Landing Roseville	Fee
BANA	2.43	Towneplace Suites Bloomington	Fee
BANA	2.44	Hampton Inn Danville	Fee
BANA	2.45	Holiday Inn Norwich	Fee
BANA	2.46	Hampton Inn Suites Longview North	Fee
BANA	2.47	Springhill Suites Peoria Westlake	Fee
BANA	2.48	Hampton Inn Suites Buda	Fee
BANA	2.49	Shawnee Hampton Inn	Fee
BANA	2.50	Racine Fairfield Inn	Fee
BANA	2.51	Hampton Inn Selinsgrove Shamokin Dam	Fee
BANA	2.52	Holiday Inn Express & Suites Terrell	Fee
BANA	2.53	Westchase Homewood Suites	Fee
BANA	2.54	Holiday Inn Express & Suites Tyler South	Fee
BANA	2.55	Holiday Inn Express & Suites Huntsville	Fee
BANA	2.56	Hampton Inn Sweetwater	Fee
BANA	2.57	Comfort Suites Buda Austin South	Fee
BANA	2.58	Fairfield Inn & Suites Weatherford	Fee
BANA	2.59	Holiday Inn Express & Suites Altus	Fee
BANA	2.60	Comfort Inn & Suites Paris	Fee
BANA	2.61	Hampton Inn Suites Decatur	Fee
BANA	2.62	Holiday Inn Express & Suites Texarkana East	Fee
BANA	2.63	Mankato Fairfield Inn	Fee
BANA	2.64	Candlewood Suites Texarkana	Fee
BANA	2.65	Country Inn & Suites Houston Intercontinental Airport East	Fee
BANA	7	270 Corporate Center	Fee	No	BP 270, LLC; BP 270 II, LLC; 270 B, LLC; 270 B II, LLC; 270 M, LLC; 270 M II, LLC	Mark C. Matan; T. Richard Butera	No	N/A	$658,667	$65,867	$0	$0	$0	$0	$7,491
BANA	8	iStar Leased Fee Portfolio		No	RLH Partnership II LP; 500 Woodward LLC; Hubble Drive Lanham LLC; iStar North Old Atlanta Road LLC; iStar Dallas GL LP; 401 W Michigan Street - Milwaukee LLC; 221 American Boulevard - Bloomington LLC	iStar Inc.	No	N/A	$0	$0	$0	$0	$0	$0	$0
BANA	8.01	Hilton Salt Lake	Fee
BANA	8.02	Doubletree Seattle Airport	Fee/Leasehold
BANA	8.03	Doubletree Mission Valley	Fee
BANA	8.04	One Ally Center	Fee
BANA	8.05	Doubletree Sonoma	Fee
BANA	8.06	Doubletree Durango	Fee
BANA	8.07	Northside Forsyth Hospital Medical Center	Fee
BANA	8.08	NASA/JPSS Headquarters	Fee
BANA	8.09	Dallas Market Center: Sheraton Suites	Fee
BANA	8.10	Dallas Market Center: Marriott Courtyard	Fee
BANA	8.11	The Buckler Apartments	Fee
BANA	8.12	Lock-Up Self Storage Facility	Fee
BANA	9	Gateway Net Lease Portfolio		No	ETCL Richmond, LLC; ETCL Westerville ADS, LLC; ETCL Fort Wayne, LLC; ETCL Ankeny, LLC; ETCL Grand Rapids, LLC; ETCL Mounds View, LLC; ETCL Springfield, LLC; ETCL Wausau, LLC; ETCL Mansfield, LLC; KIRCO ETCL CH Distribution II, LLC; ETCL Carrier, LLC; ETCL Fort Myers, LLC; ETCL Fort Myers Parking, LLC; ETCL Woodlands, LLC; ETCL Seguin Dist, LLC; ETCL Staunton, LLC; ETCL Stratford, LLC; ETCL Pompano, LLC; ETCL Pure Lafayette, LLC; ETCL Vegas, LLC; ETCL Tempe, LLC; ETCL H&E Columbia, LLC; ETCL H&E Greer, LLC; ETCL H&E New Orleans, LLC; ETCL H&E Oklahoma City, LLC; ETCL H&E San Antonio, LLC; ETCL Novi HB, LLC; ETCL Dallas I, LLC; ETCL New Braunfels, LLC; ETCL Salisbury, LLC; ETCL Toledo, LLC; ETCL Franklin Pro-Packaging, LLC; ETCL Franklin Trans-Packaging, LLC; ETCL Russellville, LLC; ETCL Fort Worth Ski, LLC; ETCL Longwood, LLC; ETCL Birmingham, LLC; ETCL Shakopee, LLC; ETCL Northpark, LLC; ETCL Sparrows Point, LLC	ETCL Venture LP	No	N/A	$0	$0	$0	$0	$0	$0	$0
BANA	9.01	BAE Systems	Fee
BANA	9.02	FedEx (Stratford)	Fee
BANA	9.03	FedEx (Baltimore)	Leasehold
BANA	9.04	Harman	Fee
BANA	9.05	GE Aviation (Lafayette)	Fee
BANA	9.06	GoDaddy	Leasehold
BANA	9.07	Carrier	Fee
BANA	9.08	Emerus	Fee
BANA	9.09	Cardinal Health	Fee
BANA	9.10	TE Connectivity	Fee
BANA	9.11	FCA LLC	Fee
BANA	9.12	FedEx (Staunton)	Fee
BANA	9.13	QuadPackaging (Proteus)	Fee
BANA	9.14	QuadPackaging (Transpak)	Fee
BANA	9.15	T-Mobile	Fee
BANA	9.16	Sikorsky Aircraft	Leasehold
BANA	9.17	Vatterott College	Fee
BANA	9.18	Comcast	Fee
BANA	9.19	Alfa Laval	Fee
BANA	9.20	LKQ Corporation (New Braunfels)	Fee
BANA	9.21	Hitachi	Leasehold
BANA	9.22	Cameron	Fee
BANA	9.23	Alliance Data	Fee
BANA	9.24	Synchrony Financial	Fee
BANA	9.25	Baxalta (Barry Pointe)	Fee
BANA	9.26	Baxalta (Casselberry)	Fee
BANA	9.27	Baxalta (Mounds View)	Fee
BANA	9.28	Baxalta (Grand Rapids)	Fee
BANA	9.29	Gerdau	Fee
BANA	9.30	Baxalta (Wausau)	Fee
BANA	9.31	Baxalta (Springfield)	Fee
BANA	9.32	LKQ (Salisbury)	Fee
BANA	9.33	Baxalta (Ankeny)	Fee
BANA	9.34	H&E Equipment Services (San Antonio)	Fee
BANA	9.35	H&E Equipment Services (New Orleans)	Fee
BANA	9.36	GE Aviation (Pompano)	Fee
BANA	9.37	Saint-Gobain	Fee
BANA	9.38	H&E Equipment Services (Columbia)	Fee
BANA	9.39	H&E Equipment Services (Yukon)	Fee
BANA	9.40	LKQ Corporation (Toledo)	Fee
BANA	9.41	H&E Equipment Services (Greer)	Fee
BANA	14	36 East 14th Street	Fee	No	36 East 14th Owner LLC	The Feil Organization	No	N/A	$51,523	$10,305	$0	$0	$0	$0	$0
BANA	18	Crossgates Commons	Fee	No	Washington Commons Newco LLC	The Pyramid Companies	No	N/A	$727,706	$145,541	$0	$0	$0	$0	$7,288
BANA	25	Windhaven Park	Fee	No	Windhaven Park Partners LP	Stacy O. Standridge	No	N/A	$170,827	$34,165	$4,766	$2,383	$0	$0	$749
BANA	27	SoCal Self Storage - Los Angeles, CA	Fee	No	SoCal Self Storage - Sawtelle, LLC	William V. Bromiley; Dennis L. Geiler	No	N/A	$23,388	$7,796	$0	$0	$0	$0	$0
BANA	32	Temescal Village Plaza	Fee	No	Temescal Village Plaza LLC	Ning GS Zhang	No	N/A	$11,545	$11,545	$0	$1,343	$0	$140,000	$1,856
BANA	39	Easley Town Center - Back Eastern Strip	Fee	No	Easley Lot 11A Associates, L.L.C.	Cedarwood Development	No	N/A	$28,136	$4,689	$0	$0	$0	$0	$828
BANA	40	Oceanside Self Storage	Fee	No	Oceanside Self Storage,LLC	Trico Development Inc.	No	N/A	$11,765	$2,941	$4,665	$2,333	$0	$0	$500
BANA	42	Storage Choice - Westover Park	Fee	No	Storage Choice - Westover Park, LTD.	Bob Ladd; Trudy Ladd	No	N/A	$62,829	$6,981	$0	$0	$12,813	$0	$1,093
BANA	43	A Storage Place - Grand Junction East	Fee	No	A Storage Place - Grand Junction East,LLC; GJE Nolasco LLC	Darryl Flaming; Marta Valenzuela	No	N/A	$6,943	$6,943	$0	$0	$0	$0	$1,567
BANA	46	Extra Space Storage Irving	Fee	No	CLC IrvingTX I, LLC	John Losey; Robert Barbera	No	N/A	$51,479	$4,290	$0	$0	$52,500	$176,500	$1,361
BANA	47	Storage Choice - League City	Fee	No	Storage Choice - League City, LTD.	Ladd Holdings	No	N/A	$51,970	$5,774	$0	$0	$12,813	$0	$1,002
BANA	50	A Storage Place - Grand Junction West	Fee	No	Storage Place, LLC	Darryl Flaming	No	N/A	$4,311	$4,311	$0	$0	$0	$0	$897
BANA	55	Elgin Village & Cedar Breaks Centre		No	EVCB LLC	Durham and Bassett	No	N/A	$45,994	$9,199	$0	$0	$0	$0	$526
BANA	55.01	Elgin Village	Fee
BANA	55.02	Cedar Breaks Centre	Fee
BANA	57	Creekside Estates MHC	Fee	No	Creekside Estates NJN, LLC	Norma J. Nolt	No	N/A	$16,080	$8,040	$14,419	$1,802	$0	$0	$1,128
BANA	65	Gatekeeper Storage	Fee	No	GMSS LLC	Mark Nicholas Zanides	No	N/A	$30,741	$4,392	$0	$0	$33,688	$0	$547
BANA	70	149 Spring Street	Fee	No	149 Spring Street LLC	Joshua Danzger	No	N/A	$87,375	$14,562	$13,095	$1,190	$0	$0	$355

BANK 2017-BNK5

Mortgage Loan Schedule

Mortgage Loan Seller	Loan ID	Property Name	Initial TI/LC Escrow Amount ($)	Ongoing TI/LC Escrow - Monthly ($)	Description of “Other” Escrows	Initial Other Escrow Amount ($)	Ongoing Other Escrow - Monthly ($)	Debt Service Payment Grace Period to Impose Late Charge	Debt Service Grace Period to Call a Default	Balloon Payment Grace Period to Impose Late Charge	Balloon Payment Grace Period to Call a Default	Lockbox Type	Cash Management Status	Due Date	Prepayment String
BANA	1	Del Amo Fashion Center	$0	$0	Outstanding TI/LC Reserve ($7,242,346); Gap Rent Reserve ($828,894)	$8,071,240	$0	0	0	0	0	Hard	Springing	First	LO(24);DEF(89);O(7)
BANA	2	Starwood Capital Group Hotel Portfolio	$0	$0	Deposit to Capital Work Reserve Fund - $5,883,991; Larkspur Capital Work/FF&E Reserve Fund - $6,385,000	$12,268,991	$0	0	0	0	0	Soft	Springing	First	LO(12);YM1(105);O(3)
BANA	2.01	Larkspur Landing Sunnyvale
BANA	2.02	Larkspur Landing Milpitas
BANA	2.03	Larkspur Landing Campbell
BANA	2.04	Larkspur Landing San Francisco
BANA	2.05	Larkspur Landing Pleasanton
BANA	2.06	Larkspur Landing Bellevue
BANA	2.07	Larkspur Landing Sacramento
BANA	2.08	Hampton Inn Ann Arbor North
BANA	2.09	Larkspur Landing Hillsboro
BANA	2.10	Larkspur Landing Renton
BANA	2.11	Holiday Inn Arlington Northeast Rangers Ballpark
BANA	2.12	Residence Inn Toledo Maumee
BANA	2.13	Residence Inn Williamsburg
BANA	2.14	Hampton Inn Suites Waco South
BANA	2.15	Holiday Inn Louisville Airport Fair Expo
BANA	2.16	Courtyard Tyler
BANA	2.17	Hilton Garden Inn Edison Raritan Center
BANA	2.18	Hilton Garden Inn St. Paul Oakdale
BANA	2.19	Residence Inn Grand Rapids West
BANA	2.20	Peoria, AZ Residence Inn
BANA	2.21	Hampton Inn Suites Bloomington Normal
BANA	2.22	Courtyard Chico
BANA	2.23	Hampton Inn Suites Kokomo
BANA	2.24	Hampton Inn Suites South Bend
BANA	2.25	Courtyard Wichita Falls
BANA	2.26	Hampton Inn Morehead
BANA	2.27	Residence Inn Chico
BANA	2.28	Courtyard Lufkin
BANA	2.29	Hampton Inn Carlisle
BANA	2.30	Springhill Suites Williamsburg
BANA	2.31	Fairfield Inn Bloomington
BANA	2.32	Waco Residence Inn
BANA	2.33	Holiday Inn Express Fishers
BANA	2.34	Larkspur Landing Folsom
BANA	2.35	Springhill Suites Chicago Naperville Warrenville
BANA	2.36	Holiday Inn Express & Suites Paris
BANA	2.37	Toledo Homewood Suites
BANA	2.38	Grand Rapids Homewood Suites
BANA	2.39	Cheyenne Fairfield Inn & Suites
BANA	2.40	Fairfield Inn Laurel
BANA	2.41	Courtyard Akron Stow
BANA	2.42	Larkspur Landing Roseville
BANA	2.43	Towneplace Suites Bloomington
BANA	2.44	Hampton Inn Danville
BANA	2.45	Holiday Inn Norwich
BANA	2.46	Hampton Inn Suites Longview North
BANA	2.47	Springhill Suites Peoria Westlake
BANA	2.48	Hampton Inn Suites Buda
BANA	2.49	Shawnee Hampton Inn
BANA	2.50	Racine Fairfield Inn
BANA	2.51	Hampton Inn Selinsgrove Shamokin Dam
BANA	2.52	Holiday Inn Express & Suites Terrell
BANA	2.53	Westchase Homewood Suites
BANA	2.54	Holiday Inn Express & Suites Tyler South
BANA	2.55	Holiday Inn Express & Suites Huntsville
BANA	2.56	Hampton Inn Sweetwater
BANA	2.57	Comfort Suites Buda Austin South
BANA	2.58	Fairfield Inn & Suites Weatherford
BANA	2.59	Holiday Inn Express & Suites Altus
BANA	2.60	Comfort Inn & Suites Paris
BANA	2.61	Hampton Inn Suites Decatur
BANA	2.62	Holiday Inn Express & Suites Texarkana East
BANA	2.63	Mankato Fairfield Inn
BANA	2.64	Candlewood Suites Texarkana
BANA	2.65	Country Inn & Suites Houston Intercontinental Airport East
BANA	7	270 Corporate Center	$0	$44,944	Free Rent Reserve ($244,974); Existing TI/LC Reserve Funds ($195,811)	$440,785	$0	0	0	0	0	Hard	Springing	First	LO(24);DEF(32);O(4)
BANA	8	iStar Leased Fee Portfolio	$0	$0	Ground Rents Fund	$0	$0	0	0	0	0	Hard	Springing	Sixth	LO(26);DEF/YM1(89);O(5)
BANA	8.01	Hilton Salt Lake
BANA	8.02	Doubletree Seattle Airport
BANA	8.03	Doubletree Mission Valley
BANA	8.04	One Ally Center
BANA	8.05	Doubletree Sonoma
BANA	8.06	Doubletree Durango
BANA	8.07	Northside Forsyth Hospital Medical Center
BANA	8.08	NASA/JPSS Headquarters
BANA	8.09	Dallas Market Center: Sheraton Suites
BANA	8.10	Dallas Market Center: Marriott Courtyard
BANA	8.11	The Buckler Apartments
BANA	8.12	Lock-Up Self Storage Facility
BANA	9	Gateway Net Lease Portfolio	$0	$0	Ground Lease Reserve Fund ($0); Earnout Reserve ($10,720,000)	$10,720,000	$0	0	0	0	0	Hard	Springing	Fifth	LO(24);DEF(56);O(4)
BANA	9.01	BAE Systems
BANA	9.02	FedEx (Stratford)
BANA	9.03	FedEx (Baltimore)
BANA	9.04	Harman
BANA	9.05	GE Aviation (Lafayette)
BANA	9.06	GoDaddy
BANA	9.07	Carrier
BANA	9.08	Emerus
BANA	9.09	Cardinal Health
BANA	9.10	TE Connectivity
BANA	9.11	FCA LLC
BANA	9.12	FedEx (Staunton)
BANA	9.13	QuadPackaging (Proteus)
BANA	9.14	QuadPackaging (Transpak)
BANA	9.15	T-Mobile
BANA	9.16	Sikorsky Aircraft
BANA	9.17	Vatterott College
BANA	9.18	Comcast
BANA	9.19	Alfa Laval
BANA	9.20	LKQ Corporation (New Braunfels)
BANA	9.21	Hitachi
BANA	9.22	Cameron
BANA	9.23	Alliance Data
BANA	9.24	Synchrony Financial
BANA	9.25	Baxalta (Barry Pointe)
BANA	9.26	Baxalta (Casselberry)
BANA	9.27	Baxalta (Mounds View)
BANA	9.28	Baxalta (Grand Rapids)
BANA	9.29	Gerdau
BANA	9.30	Baxalta (Wausau)
BANA	9.31	Baxalta (Springfield)
BANA	9.32	LKQ (Salisbury)
BANA	9.33	Baxalta (Ankeny)
BANA	9.34	H&E Equipment Services (San Antonio)
BANA	9.35	H&E Equipment Services (New Orleans)
BANA	9.36	GE Aviation (Pompano)
BANA	9.37	Saint-Gobain
BANA	9.38	H&E Equipment Services (Columbia)
BANA	9.39	H&E Equipment Services (Yukon)
BANA	9.40	LKQ Corporation (Toledo)
BANA	9.41	H&E Equipment Services (Greer)
BANA	14	36 East 14th Street	$0	$0	N/A	$0	$0	0	0	0	0	Hard	Springing	First	LO(25);DEF(91);O(4)
BANA	18	Crossgates Commons	$880,000	$23,686	At Home Reserve ($869,897)	$869,897	$0	0	4	0	0	Hard	Springing	First	LO(23);YM1(33);O(4)
BANA	25	Windhaven Park	$0	$6,667	Body Machine Reserve Fund	$50,000	$0	5	4	0	0	Springing	Springing	First	LO(25);DEF(90);O(5)
BANA	27	SoCal Self Storage - Los Angeles, CA	$0	$0	N/A	$0	$0	5	4	0	0	N/A	N/A	First	LO(25);DEF(91);O(4)
BANA	32	Temescal Village Plaza	$0	$5,303	Existing TI/LC Obligations Reserve Funds ($130,000)	$130,000	$0	5	4	0	0	Springing	Springing	First	LO(25);YM1(54);O(5)
BANA	39	Easley Town Center - Back Eastern Strip	$0	$2,586	N/A	$0	$0	5	4	0	0	Hard	Springing	First	LO(25);DEF(91);O(4)
BANA	40	Oceanside Self Storage	$0	$0	N/A	$0	$0	5	6	0	0	Springing	Springing	First	LO(25);YM1(90);O(5)
BANA	42	Storage Choice - Westover Park	$0	$0	N/A	$0	$0	5	4	0	0	Springing	Springing	First	LO(24);DEF(92);O(4)
BANA	43	A Storage Place - Grand Junction East	$0	$0	N/A	$0	$0	5	4	0	0	N/A	N/A	First	LO(25);DEF(91);O(4)
BANA	46	Extra Space Storage Irving	$0	$0	N/A	$0	$0	5	4	0	0	Springing	Springing	First	LO(24);DEF(91);O(5)
BANA	47	Storage Choice - League City	$0	$0	N/A	$0	$0	5	4	0	0	Springing	Springing	First	LO(24);DEF(92);O(4)
BANA	50	A Storage Place - Grand Junction West	$0	$0	N/A	$0	$0	5	4	0	0	N/A	N/A	First	LO(25);DEF(91);O(4)
BANA	55	Elgin Village & Cedar Breaks Centre	$0	$2,406	N/A	$0	$0	4	4	0	0	Springing	Springing	First	LO(25);DEF(91);O(4)
BANA	55.01	Elgin Village
BANA	55.02	Cedar Breaks Centre
BANA	57	Creekside Estates MHC	$0	$0	N/A	$0	$0	5	4	0	0	Springing	Springing	First	LO(25);DEF(89);O(6)
BANA	65	Gatekeeper Storage	$0	$0	N/A	$0	$0	5	4	0	0	Springing	Springing	First	LO(24);DEF(92);O(4)
BANA	70	149 Spring Street	$0	$0	N/A	$0	$0	5	4	0	0	N/A	N/A	First	LO(25);DEF(91);O(4)

EXHIBIT B-1

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

The Mortgage Loan Seller hereby represents and warrants that, as of the date hereof:

(a)       The Mortgage Loan Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America.

(b)       The Mortgage Loan Seller’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Mortgage Loan Seller’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(c)       The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(d)       This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, fraudulent transfer, insolvency, reorganization, receivership, moratorium, liquidation, conservatorship and other laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations.

(e)       The Mortgage Loan Seller is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(f)       No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A) those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and

Exh. B-1-1

recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

(g)       No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller’s knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit the Mortgage Loan Seller from entering into this Agreement or that, in the Mortgage Loan Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

(h)       The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

(i)       The Mortgage Loan Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

(j)       The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

(k)       After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Mortgage Loan Seller’s assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller’s debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

(l)       The Mortgage Loan Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

(m)       No proceedings looking toward liquidation, dissolution or bankruptcy of the Mortgage Loan Seller are pending or contemplated.

(n)       The principal place of business and chief executive office of the Mortgage Loan Seller is located in the State of North Carolina.

(o)       The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

Exh. B-1-2

EXHIBIT B-2

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

The Purchaser hereby represents and warrants that, as of the date hereof:

(a)       The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)       The Purchaser’s execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser’s organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(c)       This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors’ rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

(d)       No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser’s knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the Purchaser’s good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

(e)       The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(f)       The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser’s good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

(g)       The Purchaser (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountants’ Due Diligence Report and meeting the requirements of that Form 15G, Rule 15Ga-2, and any other rules and regulations of the Commission and the Exchange Act; (B) provided a

Exh. B-2-1

copy of the final draft of each such Form 15G to MS&Co. at least six (6) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum; and (C) furnished each such Form 15G to the Commission on EDGAR at least five (5) business days before the first sale in the offering contemplated by the Prospectus and Private Placement Memorandum as required by Rule 15Ga-2.

(h)       The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

Exh. B-2-2

EXHIBIT C

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

For purposes of this Exhibit C, the phrase “the Mortgage Loan Seller’s knowledge” and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Mortgage Loan Seller, its officers and employees responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth below in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except (i) having sent to the servicers servicing the Mortgage Loans on behalf of the Mortgage Loan Seller, if any, specific inquiries regarding the matters referred to and (ii) as expressly set forth herein). All information contained in documents which are part of or required to be part of a Mortgage File, as specified in the Pooling and Servicing Agreement (to the extent such documents exist) shall be deemed within the Mortgage Loan Seller’s knowledge.

The Mortgage Loan Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the date hereof, except with respect to the Exceptions described on Schedule C to this Agreement.

1.       Intentionally Omitted.

2.       Whole Loan; Ownership of Mortgage Loans. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. At the time of the sale, transfer and assignment to the Depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Mortgage Loan Seller or (with respect to any Non-Serviced Mortgage Loan) to the related Non-Serviced Trustee for the related Non-Serviced Trust), participation (it being understood that a Mortgage Loan that is part of a Whole Loan does not constitute a participation) or pledge, and the Mortgage Loan Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations (other than with respect to agreements among noteholders with respect to a Whole Loan), any other ownership interests and other interests on, in or to such Mortgage Loan other than any servicing rights appointment, subservicing or similar agreement. The Mortgage Loan Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan.

3.       Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except as such enforcement may be limited by

Exh. C-1

(i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law and except that certain provisions in such Mortgage Loan documents (including, without limitation, provisions requiring the payment of default interest, late fees or Prepayment Premium/Yield Maintenance Charge) may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth above) such limitations or unenforceability will not render such Mortgage Loan documents invalid as a whole or materially interfere with the Mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Except as set forth in the immediately preceding sentence, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the Mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

4.       Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure subject to the limitations set forth in the Standard Qualifications.

5.       Intentionally Omitted.

6.       Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Mortgage Loan documents (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect which materially interferes with the security intended to be provided by such mortgage; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither the Mortgagor nor the guarantor has been released from its material obligations under the Mortgage Loan. With respect to each Mortgage Loan, except as contained in a written document included in the Mortgage File, there have been no modifications, amendments or waivers, that could be reasonably expected to have a material adverse effect on such Mortgage Loan consented to by the Mortgage Loan Seller on or after the Cut-off Date.

7.       Lien; Valid Assignment. Subject to the Standard Qualifications, each endorsement or assignment of Mortgage and assignment of Assignment of Leases from the Mortgage Loan Seller or its Affiliate is in recordable form (but for the insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage

Exh. C-2

Loan Seller) and constitutes a legal, valid and binding endorsement or assignment from the Mortgage Loan Seller, or its Affiliate, as applicable. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph 8 below (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to Permitted Encumbrances and Title Exceptions) as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, is free and clear of any recorded mechanics’ or materialmen’s liens and other recorded encumbrances that would be prior to or equal with the lien of the related mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), except those which are bonded over, escrowed for or insured against by the applicable Title Policy (as described below), and as of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by the applicable Title Policy. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

8.       Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy or a “marked up” commitment, in each case with escrow instructions and binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record specifically identified in the Title Policy; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if the related Mortgage Loan constitutes a cross-collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group, and (g) condominium declarations of record and identified in such Title Policy, provided that none of clauses (a) through (g), individually or in the aggregate, materially and adversely interferes with the value or principal use of the Mortgaged Property, the security intended to be provided by such Mortgage, or the current ability of the related Mortgaged Property to generate net cash flow sufficient to service the related Mortgage Loan or the Mortgagor’s ability to pay its obligations when they

Exh. C-3

become due (collectively, the “Permitted Encumbrances”). For purposes of clause (a) of the immediately preceding sentence, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon. Except as contemplated by clause (f) of the second preceding sentence none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Mortgage Loan Seller thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Each Title Policy contains no exclusion for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such affirmative insurance is not available in which case such exclusion may exist), (a) that the Mortgaged Property shown on the survey is the same as the property legally described in the Mortgage and (b) to the extent that the Mortgaged Property consists of two or more adjoining parcels, such parcels are contiguous.

9.       Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as of the Cut-off Date there are no subordinate mortgages or junior mortgage liens encumbering the related Mortgaged Property other than Permitted Encumbrances, mechanics’ or materialmen’s liens (which are the subject of the representation in paragraph (7) above), and equipment and other personal property financing. The Mortgage Loan Seller has no knowledge of any mezzanine debt secured directly by interests in the related Mortgagor other than as set forth on Exhibit C-32-1.

10.     Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Subject to the Permitted Encumbrances and Title Exceptions (and, in the case of a Mortgage Loan that is part of a Whole Loan, subject to the related Assignment of Leases constituting security for the entire Whole Loan), each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, subject to applicable law and the Standard Qualifications, provides that, upon an event of default under the Mortgage Loan, a receiver may be appointed for the collection of rents or for the related Mortgagee to enter into possession to collect the rents or for rents to be paid directly to the Mortgagee.

11.     Financing Statements. Subject to the Standard Qualifications, each Mortgage Loan or related security agreement establishes a valid security interest in, and a UCC-1 financing statement has been filed and/or recorded (or, in the case of fixtures, the Mortgage constitutes a fixture filing) in all places necessary at the time of the origination of the Mortgage Loan (or, if not filed and/or recorded, has submitted or caused to be submitted in

Exh. C-4

proper form for filing and/or recording) to perfect a valid security interest in, the personal property (creation and perfection of which is governed by the UCC) owned by the Mortgagor and necessary to operate such Mortgaged Property in its current use other than (1) non-material personal property, (2) personal property subject to purchase money security interests and (3) personal property that is leased equipment. Each UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each UCC-3 assignment, if any, filed with respect to such financing statement was in suitable form for filing in the filing office in which such financing statement was filed. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required to effect such perfection.

12.       Condition of Property. The Mortgage Loan Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date. To the Mortgage Loan Seller’s knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Closing Date, each related Mortgaged Property was free and clear of any material damage (other than (i) deferred maintenance for which escrows were established at origination and (ii) any damage fully covered by insurance) that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan.

13.       Taxes and Assessments. As of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Cut-off Date, all taxes, governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges) due with respect to the Mortgaged Property (excluding any related personal property) securing a Mortgage Loan that is or could become a lien on the related Mortgaged Property that became due and owing prior to the Cut-off Date with respect to each related Mortgaged Property have been paid, or, if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, any such taxes, assessments and other charges shall not be considered due and payable until the date on which interest and/or penalties would be payable thereon.

14.       Condemnation. As of the date of origination and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, there is no proceeding pending and, to the Mortgage Loan Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no proceeding threatened for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of the Mortgaged Property.

15.       Actions Concerning Mortgage Loan. To the Mortgage Loan Seller’s knowledge, based on evaluation of the Title Policy (as defined in paragraph 8), an engineering

Exh. C-5

report or property condition assessment as described in paragraph 12, applicable local law compliance materials as described in paragraph 26, and the ESA (as defined in paragraph 43), as of origination there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgagor’s interest in the Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the principal benefit of the security intended to be provided by the Mortgage Loan documents, or (f) the current principal use of the Mortgaged Property.

16.       Escrow Deposits. All escrow deposits and escrow payments currently required to be escrowed with the Mortgagee pursuant to each Mortgage Loan (including capital improvements and environmental remediation reserves) are in the possession, or under the control, of the Mortgage Loan Seller or its servicer, and there are no delinquencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required under the related Mortgage Loan documents are being conveyed by the Mortgage Loan Seller to the Depositor or its servicer (or, in the case of a Non-Serviced Mortgage Loan, to the related Non-Serviced Depositor or Non-Serviced Master Servicer for the related Non-Serviced Trust).

17.       No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs, occupancy, performance or other matters with respect to the related Mortgaged Property, the Mortgagor or other considerations determined by the Mortgage Loan Seller to merit such holdback).

18.       Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating meeting the Insurance Rating Requirements (as defined below), in an amount (subject to customary deductibles) not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

“Insurance Ratings Requirements” means either (1) a claims paying or financial strength rating of at least “A-:VIII” from A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” from S&P Global Ratings or (2) the Syndicate Insurance Ratings Requirements. “Syndicate Insurance Ratings Requirements” means insurance provided by a syndicate of insurers, as to which (i) if such syndicate consists of 5 or more members, at

Exh. C-6

least 60% of the coverage is provided by insurers that meet the Insurance Ratings Requirements (under clause (1) of the definition of such term) and up to 40% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P Global Ratings, and (ii) if such syndicate consists of 4 or fewer members, at least 75% of the coverage is provided by insurers that meet the Insurance Ratings Requirements (under clause (1) of the definition of such term) and up to 25% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P Global Ratings.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance which (subject to a customary deductible) covers a period of not less than 12 months (or with respect to each Mortgage Loan on a single asset with a principal balance of $50 million or more, 18 months).

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in an amount equal to the lesser of (A) the maximum amount available under the National Flood Insurance Program, plus such additional excess flood coverage in an amount as is generally required by prudent institutional commercial mortgage lenders originating mortgage loans for securitization, (B) the outstanding principal amount of the Mortgage Loan or (C) the insurable value of the Mortgaged Property.

If the Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, the related Mortgagor is required to maintain coverage for windstorm and/or windstorm related perils and/or “named storms” issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

The Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the seismic condition of such property, for the sole purpose of assessing the probable maximum loss or

Exh. C-7

scenario expected loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” by S&P Global Ratings in an amount not less than 100% of the PML.

The Mortgage Loan documents require insurance proceeds (or an amount equal to such insurance proceeds) in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of then-outstanding principal amount of the related Mortgage Loan, the Mortgagee (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section that are required by the Mortgage Loan documents to be paid as of the Cut-off Date have been paid, and such insurance policies name the Mortgagee under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the Trustee (or, in the case of a Non-Serviced Mortgage Loan, the applicable Non-Serviced Trustee). Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the Mortgagee of termination or cancellation arising because of nonpayment of a premium and at least 30 days’ prior notice to the Mortgagee of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Mortgage Loan Seller.

19.       Access; Utilities; Separate Tax Parcels. Based solely on evaluation of the Title Policy (as defined in paragraph 8) and survey, if any, an engineering report or property condition assessment as described in paragraph 12, applicable local law compliance materials as described in paragraph 26, and the ESA (as defined in paragraph 43), each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has permanent access from a recorded easement or right of way permitting ingress and egress to/from a public road, (b) is served by or has access rights to public or private water and sewer (or well and septic) and other utilities necessary for the current use of the Mortgaged Property, all of which are adequate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been made or is required to be made to the applicable governing authority for creation of separate tax parcels (or the Mortgage Loan documents so require such application in the future), in which case the Mortgage Loan requires

Exh. C-8

the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax parcels are created.

20.       No Encroachments. To the Mortgage Loan Seller’s knowledge based solely on surveys obtained in connection with origination and the Title Policy obtained in connection with the origination of each Mortgage Loan, and except for encroachments that do not materially and adversely affect the current marketability or principal use of the Mortgaged Property: (a) all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except for encroachments that are insured against by the applicable Title Policy; (b) no material improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that are insured against by the applicable Title Policy; and (c) no material improvements encroach upon any easements except for encroachments that are insured against by the applicable Title Policy.

21.       No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by the Mortgage Loan Seller.

22.       REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including permanently affixed buildings and distinct structural components such as wiring, plumbing systems and central heating and air conditioning systems, that are integrated into such buildings, serve such buildings in their passive functions and do not produce or contribute to the production of income other than consideration for the use or occupancy of space, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan (together with any related Pari Passu Companion Loans) on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was

Exh. C-9

originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any Prepayment Premiums and Yield Maintenance Charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

23.       Compliance with Usury Laws. The mortgage rate (exclusive of any default interest, late charges, Yield Maintenance Charge or Prepayment Premium) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

24.       Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.

25.       Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, as of the date of origination and, to the Mortgage Loan Seller’s knowledge, as of the Closing Date, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related Mortgagee, and, except in connection with a trustee’s sale after a default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan, no fees are payable to such trustee except for de minimis fees paid or such fees as required by the applicable jurisdiction which are to be paid by the Mortgagor in accordance with the Mortgage Loan Documents.

26.       Local Law Compliance. To the Mortgage Loan Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, a survey, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable laws, zoning ordinances, rules, covenants, and restrictions (collectively “Zoning Regulations”) governing the occupancy, use, and operation of such Mortgaged Property or constitute a legal non-conforming use or structure and any non-conformity with zoning laws constitutes a legal non-conforming use or structure which does not materially and adversely affect the use, operation or value of such Mortgaged Property. In the event of casualty or destruction, (a) the Mortgaged Property may be restored or repaired to the full extent necessary to maintain the use of the structure immediately prior to such casualty or destruction, (b) law and ordinance insurance coverage has been obtained for the Mortgaged Property in amounts customarily required by the Mortgage Loan Seller for similar commercial and multifamily loans intended for securitization, (c) title insurance policy coverage has been obtained with respect to any non-conforming use or structure, or (d) the inability to restore the Mortgaged Property to the full extent of the use or structure immediately prior to the

Exh. C-10

casualty would not materially and adversely affect the use or operation of such Mortgaged Property.

27.       Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan documents that it shall keep all material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals necessary for the operation of the Mortgaged Property in full force and effect, and to the Mortgage Loan Seller’s knowledge based upon any of a letter from any government authorities, zoning consultant’s report or other affirmative investigation of local law compliance consistent with the investigation conducted by the Mortgage Loan Seller for similar commercial and multifamily mortgage loans intended for securitization; all such material licenses, permits, franchises, certificates of occupancy and applicable governmental approvals are in effect or the failure to obtain or maintain such material licenses, permits, franchises or certificates of occupancy and applicable governmental approvals does not materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan. The Mortgage Loan requires the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located and requires the Mortgagor to comply in all material respects with all applicable regulations, zoning and building laws.

28.       Recourse Obligations. The Mortgage Loan documents for each Mortgage Loan (a) provide that such Mortgage Loan becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events (or negotiated provisions of substantially similar effect): (i) if any petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, the Mortgagor; (ii) the Mortgagor or guarantor shall have solicited or caused to be solicited petitioning creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) transfers of either the Mortgaged Property or controlling equity interests in the Mortgagor made in violation of the Mortgage Loan documents; and (b) contains provisions for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity or entities distinct from the Mortgagor (but may be affiliated with the Mortgagor) that collectively, as of the date of origination of the related Mortgage Loan, have assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages resulting from the following (or negotiated provisions of substantially similar effect): (i) the Mortgagor’s misappropriation of rents after an event of default, security deposits, insurance proceeds, or condemnation awards; (ii) the Mortgagor’s fraud or intentional material misrepresentation; (iii)  breaches of the environmental covenants in the Mortgage Loan documents; or (iv) the Mortgagor’s commission of intentional material physical waste at the Mortgaged Property.

29.       Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, or partial defeasance (as described in paragraph 34) of not less than a specified

Exh. C-11

percentage at least equal to 110% of the related allocated loan amount of such portion of the Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance (defined in paragraph 34 below), (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the Mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), if the fair market value of the real property constituting such Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) after the release is not equal to at least 80% of the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

In the case of any Mortgage Loan, in the event of a taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans) in an amount not less than the amount required by the REMIC Provisions and, to such extent, the award from any such taking may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) is not equal to at least 80% of the remaining principal balance of the Mortgage Loan (together with any related Pari Passu Companion Loans).

No such Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with the REMIC Provisions.

30.       Financial Reporting and Rent Rolls. Each Mortgage Loan requires the Mortgagor to provide the owner or holder of the Mortgage Loan with (a) quarterly (other than for single-tenant properties) and annual operating statements, (b) quarterly (other than for single-tenant properties) rent rolls (or maintenance schedules in the case of Mortgage Loans secured by residential cooperative properties) for properties that have any individual lease which accounts for more than 5% of the in-place base rent, and (c) annual financial statements.

Exh. C-12

31.       Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, and to the Mortgage Loan Seller’s knowledge with respect to each Mortgage Loan of $20 million or less, as of origination the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 and the Terrorism Risk Insurance Program Reauthorization Act of 2015 (collectively referred to as “TRIPRA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the Mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIPRA, or damages related thereto, except to the extent that any right to require such coverage may be limited by commercial availability on commercially reasonable terms, or as otherwise indicated on Schedule C; provided, that if TRIPRA or a similar or subsequent statute is not in effect, then, provided that terrorism insurance is commercially available, the Mortgagor under each Mortgage Loan is required to carry terrorism insurance, but in such event the Mortgagor shall not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable in respect of the property and business interruption/rental loss insurance required under the related Mortgage Loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance) at the time of the origination of the Mortgage Loan, and if the cost of terrorism insurance exceeds such amount, the Mortgagor is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.

32.       Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due-on-sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Mortgage Loan documents (which provide for transfers without the consent of the Mortgagee which are customarily acceptable to the Mortgage Loan Seller, including, but not limited to, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan documents), (a) the related Mortgaged Property, or any equity interest of greater than 50% in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii) transfers of less than, or other than, a controlling interest in a Mortgagor, (iv) transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan documents or a Person satisfying specific criteria identified in the related Mortgage Loan documents, (v) transfers of common stock in publicly traded companies or (vi) a substitution or release of collateral within the parameters of paragraphs 29 and 34 herein, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan as set forth on Exhibit C-32-1, or future permitted mezzanine debt as set forth on Exhibit C-32-2, or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money security interests (iii) any Mortgage Loan that is cross-

Exh. C-13

collateralized and cross-defaulted with another Mortgage Loan as set forth on Exhibit C-32-3 or (iv) Permitted Encumbrances. The Mortgage or other Mortgage Loan documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

33.       Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Each Mortgage Loan with a Cut-off Date Balance of $30 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents and the related Mortgage Loan documents (or if the Mortgage Loan has a Cut-off Date Balance equal to $10 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

34.       Defeasance. With respect to any Mortgage Loan that, pursuant to the Mortgage Loan documents, can be defeased (a “Defeasance”), (i) the Mortgage Loan documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Mortgage Loan documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date (or on or after the first date on which payment may be made without payment of a Yield Maintenance Charge or Prepayment Premium) or, if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the Anticipated Repayment Date (or on or after the first date on which payment may be made without payment of a Yield Maintenance Charge or Prepayment Premium), and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to 110% of the allocated loan amount for the real property to be released; (iv) the defeasance collateral is not permitted to be subject to prepayment, call, or early redemption; (v) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in clause (iii) above; (vi) the defeased note and the defeasance collateral are required to be assumed by a Single-Purpose Entity; (vii) the Mortgagor is required to provide an opinion of counsel that

Exh. C-14

the Trustee has a perfected security interest in such collateral prior to any other claim or interest; and (viii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

35.       Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of ARD Loans and situations where default interest is imposed.

36.       Ground Leases. For purposes of this Exhibit C, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a Ground Leasehold estate in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of Mortgage Loan Seller, its successors and assigns (collectively, the “Ground Lease and Related Documents”), Mortgage Loan Seller represents and warrants that:

(A)       The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease and Related Documents permit the interest of the lessee to be encumbered by the related Mortgage and do not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage. No material change in the terms of the Ground Lease had occurred since its recordation, except by any written instruments which are included in the related Mortgage File;

(B)       The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease and Related Documents) that the Ground Lease may not be amended, modified, canceled or terminated by agreement of lessor and lessee without the prior written consent of the Mortgagee and that any such action without such consent is not binding on the Mortgagee, its successors or assigns, provided that the Mortgagee has provided lessor with notice of its lien in accordance with the terms of the Ground Lease;

(C)       The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either the Mortgagor or the Mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

Exh. C-15

(D)       The Ground Lease either (i) is not subject to any interests, estates, liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances and Title Exceptions; or (ii) is the subject of a subordination, non-disturbance or attornment agreement or similar agreement to which the Mortgagee on the lessor’s fee interest is subject;

(E)       Subject to the notice requirements of the Ground Lease and Related Documents, the Ground Lease does not place commercially unreasonable restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder (or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid), and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor (or, if such consent is required it either has been obtained or cannot be unreasonably withheld, provided that such Ground Lease has not been terminated and all amounts due thereunder have been paid);

(F)       The Mortgage Loan Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Mortgage Loan Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Mortgage Loan Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(G)       The Ground Lease and Related Documents require the lessor to give to the Mortgagee written notice of any default, provides that no notice of default or termination is effective against the Mortgagee unless such notice is given to the Mortgagee;

(H)       A Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the Mortgagee’s receipt of notice of any default before the lessor may terminate the Ground Lease;

(I)       The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Mortgage Loan Seller in connection with the origination of similar commercial or multifamily loans intended for securitization;

(J)       Under the terms of the Ground Lease and Related Documents, any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than in respect of a total or substantially total loss or taking as addressed in subpart (K)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or

Exh. C-16

restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(K)       In the case of a total or substantially total taking or loss, under the terms of the Ground Lease and Related Documents, any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(L)       Provided that the Mortgagee cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with the Mortgagee upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

37.       Servicing. The servicing and collection practices used by the Mortgage Loan Seller with respect to the Mortgage Loan have been, in all respects legal and have met with customary industry standards for servicing of commercial loans for conduit loan programs.

38.       Origination and Underwriting. The origination practices of the Mortgage Loan Seller (or the related originator if the Mortgage Loan Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit C.

39.       Intentionally Omitted.

40.       No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments in the prior 12 months (or since origination if such Mortgage Loan has been originated within the past 12 months), and as of Cut-off Date, no Mortgage Loan is delinquent (beyond any applicable grace or cure period) in making required payments. To the Mortgage Loan Seller’s knowledge, there is (a) no material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration in the case of either clause (a) or clause (b), materially and adversely affects the value of the Mortgage Loan or the value, use or operation of the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

Exh. C-17

41.       Bankruptcy. As of the date of origination of the related Mortgage Loan and to the Mortgage Loan Seller’s knowledge as of the Cut-off Date, neither the Mortgaged Property (other than any tenants of such Mortgaged Property), nor any portion thereof, is the subject of, and no Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.

42.       Organization of Mortgagor. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, and except as set forth on Exhibit C-32-4, no Mortgage Loan has a Mortgagor that is an Affiliate of a Mortgagor with respect to another Mortgage Loan. An “Affiliate” for purposes of this paragraph (42) means, a Mortgagor that is under direct or indirect common ownership and control with another Mortgagor.

43.       Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II environmental site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, hereinafter “Environmental Condition”) at the related Mortgaged Property or the need for further investigation, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable Environmental Laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related Mortgagee; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof, and, if and as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than “A-” (or the equivalent) by Moody’s Investors Service, Inc., S&P Global Ratings, Fitch Ratings, Inc. and/or A.M. Best Company; (E) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to

Exh. C-18

address the situation is required to take action. To the Mortgage Loan Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition (as such term is defined in ASTM E1527-05 or its successor) at the related Mortgaged Property.

44.       Intentionally Omitted.

45.       Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Cut-off Date. The appraisal is signed by an appraiser that (i) was engaged directly by the originator of the Mortgage Loan or the Mortgage Loan Seller, or a correspondent or agent of the originator of the Mortgage Loan or the Mortgage Loan Seller, and (ii) to the Mortgage Loan Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation.

46.       Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

47.       Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan that is outside the Mortgage Pool, except (i) with respect to any cross-collateralized Mortgage Loan, any mortgage loan that is part of a Whole Loan that is cross-collateralized and cross-defaulted with such Mortgage Loan, or any mortgage loan that is part of a Whole Loan that is cross-collateralized and cross-defaulted with a Whole Loan of which such Mortgage Loan is a part, or (ii) any Companion Loan secured by the same Mortgage as the related Mortgage Loan.

48.       Advance of Funds by the Mortgage Loan Seller. Except for loan proceeds advanced at the time of loan origination or other payments contemplated by the Mortgage Loan documents, no advance of funds has been made by the Mortgage Loan Seller to the related Mortgagor, and no funds have been received from any person other than the related Mortgagor or an affiliate, directly, or, to the knowledge of the Mortgage Loan Seller, indirectly for, or on account of, payments due on the Mortgage Loan. Neither the Mortgage Loan Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the date hereof.

49.       Compliance with Anti-Money Laundering Laws. The Mortgage Loan Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loan.

Exh. C-19

For purposes of this Exhibit C, “Mortgagee” means the mortgagee, grantee or beneficiary under any Mortgage, any holder of legal title to any portion of any Mortgage Loan or, if applicable, any agent or servicer on behalf of such party.

For purposes of this Exhibit C, “Mortgagor” means the obligor or obligors on a mortgage note, including without limitation, any person that has acquired the related mortgaged property and assumed the obligations of the original obligor under the mortgage note and including in connection with any Mortgage Loan that utilizes an indemnity deed of trust structure, the borrower and the mortgaged property owner/payment guarantor/mortgagor individually and collectively, as the context may require.

Exh. C-20

Exhibit C-32-1

List of Mortgage Loans with Current Mezzanine Debt

None.

Exh. C-32-1-1

Exhibit C-32-2

List of Mortgage Loans with Permitted Mezzanine Debt

Mortgage Loan Number	Mortgaged Property Name
2	Starwood Capital Group Hotel Portfolio

Exh. C-32-2-1

Exhibit C-32-3

List of Cross-Collateralized and Cross-Defaulted Mortgage Loans

None.

Exh. C-32-3-1

Exhibit C-32-4

List of Mortgage Loans with Affiliated Mortgagors

Mortgage Loan Number	Mortgaged Property Name
42 47	Storage Choice - Westover Park Storage Choice - League City
43 50	A Storage Place - Grand Junction East A Storage Place - Grand Junction West

Exh. C-32-4-1

SCHEDULE C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

The exceptions to the representations and warranties set forth below are listed by the number of the related representation and warranty set forth on Exhibit C and the mortgage loan name and number identified on Exhibit A. Capitalized terms used but not otherwise defined in this Schedule C shall have the meanings set forth in Exhibit C or, if not defined therein, in this Agreement.

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of the Exception
7 and 8	Del Amo Fashion Center (Loan No. 1)	One of the tenants, Charles Schwab, has a right of first offer (“Schwab ROFO”) to purchase its premises if the borrower decides to market the property for sale. The Schwab ROFO is not extinguished by foreclosure; however, the Schwab ROFO does not apply to foreclosure or deed-in-lieu thereof.
7 and 8	Starwood Capital Group Hotel Portfolio – Holiday Inn Express & Suites Terrell (Loan No. 2.52)	The developer of the Mortgaged Property has a repurchase option in the event that the covenants, conditions and restriction of a declaration are violated. Under the Whole Loan documents, in the event of such a repurchase, the borrower is required to pay the release price (110% of the allocated loan amount of such Mortgaged Property) and a yield maintenance premium if the release is prior to the final three months of the loan term. In addition, the exercise of such repurchase option will trigger a recourse carveout for losses under the guaranty.
7 and 8	iStar Leased Fee Portfolio – One Ally Center (Loan No. 8.04)	The tenant at the One Ally Center Mortgaged Property has a right of first refusal to purchase the Mortgaged Property at any time during the term of the lease. If the Mortgagor receives a bona fide offer from a third party to purchase the Mortgaged Property which the Mortgagor desires to accept, the Mortgagor will give notice to the tenant describing the terms of the offer, and the tenant has 18 days to exercise its purchase right. If exercised, the tenant must purchase the Mortgaged Property on the terms set forth in the third party offer within 60 days after the date of the tenant’s acceptance of the offer. The tenant’s right of first refusal does not apply in connection with a foreclosure, deed-in-lieu of foreclosure or any other enforcement action under the Whole Loan documents provided, however, such right of first refusal will apply to subsequent purchasers of the Mortgaged Property.
7 and 8	iStar Leased Fee Portfolio – Northside Forsyth Hospital Medical Center (Loan No. 8.07)	The tenant at the Northside Forsyth Hospital Medical Center Mortgaged Property has a right of first refusal to purchase the Mortgaged Property if the Mortgagor receives a bona fide offer to sell the Mortgaged Property to a third party not affiliated with the Mortgagor, the tenant or the guarantor, which the Mortgagor desires to accept. Tenant must exercise such right to purchase within 20 days of receipt of notice of such offer. Tenant’s right of first refusal will not apply to any transfer or other conveyance of the Mortgaged Property as part of a transfer by the Mortgagor and its affiliates of not less than three other real properties in a combined sale of such parcels under a contract. The tenant’s right of first refusal will also not apply to any conveyance due to a

Sch. C-1

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of the Exception
condemnation, foreclosure or deed-in-lieu of foreclosure.
7 and 8	iStar Leased Fee Portfolio – NASA/JPSS Headquarters (Loan No. 8.08)	The tenant at the iStar Leased Fee Portfolio – NASA/JPSS Headquarters Mortgaged Property has a right of first offer with respect to the Mortgaged Property. If the Mortgagor decides to sell the Mortgaged Property, the Mortgagor is required to notify the tenant of its intent to sell the Mortgaged Property and the terms of such sale prior to soliciting offers for the sale of such Mortgaged Property. The tenant may accept such offer within 10 days after such notice is given, with purchase of the Mortgaged Property to be completed within 60 days after the tenant accepts such offer. Such right of first offer is not applicable to the grant of any security, any mortgage or any sale of the Mortgaged Property after the foreclosure of any mortgage or deed-in-lieu of foreclosure of any mortgage.
7 and 8	iStar Leased Fee Portfolio – The Buckler Apartments (Loan No. 8.11)	The tenant at the iStar Leased Fee Portfolio – The Buckler Apartments Mortgaged Property has a right of first offer and a right of first refusal with respect to the Mortgaged Property. If at any time during the term of the lease, the Mortgagor desires to sell the Mortgaged Property, the Mortgagor must, prior to soliciting offers for the sale of the Mortgaged Property, provide notice to the tenant of its intent to sell and the terms of its offer. Tenant will have 10 business days from receipt of such notice to accept the offer, and 60 calendar days from the date of acceptance to complete the sale of the Mortgaged Property. If the Mortgagor receives an offer for the purchase of 50% or more of the Mortgaged Property which the Mortgagor wishes to accept, the Mortgagor will notify the tenant with the terms of such offer and tenant will have 10 calendar days from the date of notice to accept such offer. Tenant’s right of first offer and right of first refusal will not apply to any transfer or other conveyance of the Mortgaged Property as part of a transfer by the Mortgagor and its affiliates of not less than three other real properties in a combined sale of such parcels under a contract. The tenant’s right of first refusal will also not apply to any conveyance due to a condemnation, foreclosure or deed-in-lieu of foreclosure.
15	36 East 14th Street (Loan No. 14)	One of the four (4) non-recourse carveout guarantors (Jeffrey Feil) is named as defendant in a lawsuit initiated by various family members/shareholders alleging mismanagement of certain family businesses and seeking dissolution and liquidation of the related business assets. Mr. Feil assumed control of the businesses following the death of his parents. Specifically, the plaintiffs’ claims include that Mr. Feil, using his voting control, engaged in a scheme to restrict cash distributions and coerce the family members to sell their interests in the family businesses to Mr. Feil on below-market terms. Additional claims include that Mr. Feil misappropriated insurance proceeds following Hurricane Katrina. Certain information concerning the related proceedings is under seal because of existing confidentiality agreements. The Mortgage Loan documents include requirements for hard/upfront cash management and environmental insurance, among other things.
18	Del Amo Fashion Center	All exceptions to representation 31 set forth below for Bank of America

Sch. C-2

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of the Exception

(Loan No. 1)

SoCal Self Storage – Los Angeles
(Loan No. 27)

Temescal Village Plaza
(Loan No. 32)

Oceanside Self Storage
(Loan No. 40)

A Storage Place – Grand Junction East
(Loan No. 43)

A Storage Place – Grand Junction West
(Loan No. 50)

Creekside Estates MHC
(Loan No. 57)

mortgage loans are also exceptions to this representation 18.
18	Del Amo Fashion Center (Loan No. 1)

The Whole Loan documents permit a property insurance deductible of up to $500,000. The in-place property insurance deductible is $100,000.

The related Whole Loan documents provide that the threshold at which the lender retains the right to hold and disburse insurance proceeds to be applied for repair or restoration is equal to (i) $45,000,000 or (ii) during the continuance of a Control Event (as defined in the related Mortgage Loan agreement), $17,500,000.

In addition, the parcel that Nordstrom, the second largest tenant, occupies is a leased fee. Such tenant or other non-borrower party constructed the improvements and either maintains its own insurance or self-insures. Subject to applicable restoration obligations, casualty proceeds are payable to such tenant or other non-borrower party and/or its leasehold mortgagee.

18	Starwood Capital Group Hotel Portfolio (Loan No. 2)	While the syndicate insurance rating requirements in the Whole Loan agreement generally meet the requirements of the subject representation, the Whole Loan agreement provides that the borrower will be permitted to maintain a portion of the required insurance coverage with insurance companies that do not otherwise meet the rating requirements in their current participation amounts and positions within the syndicate (an “Otherwise Rated Insurer”), provided that (1) the borrower is required to replace such insurers at renewal with carriers that do meet the rating requirement, and (2) if, prior to renewal, the current A.M. Best Company rating of any such Otherwise Rated Insurer is withdrawn or downgraded, the borrower is required to replace such carrier with an insurance company meeting the rating requirements in the Whole Loan agreement.
18	Starwood Capital Group Hotel Portfolio	The threshold at or above which the lender has the right to hold and disburse insurance proceeds in respect of a casualty loss is 5% of the original allocated Whole Loan amount for the applicable Mortgaged

Sch. C-3

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of the Exception
	(Loan No. 2)	Property, rather than 5% of the then outstanding principal balance of the Mortgage Loan.
18

Starwood Capital Group Hotel Portfolio – Larkspur Landing Sunnyvale
(Loan No. 2.01)

Starwood Capital Group Hotel Portfolio – Larkspur Landing Milpitas
(Loan No. 2.02)

Starwood Capital Group Hotel Portfolio – Landing Bellevue
(Loan No. 2.06)

The amount of casualty insurance coverage for each of the subject Mortgaged Properties is less than the allocated loan amount attributable to such individual property. The Whole Loan documents include a full recourse carveout in the amount of such shortfall.
18	iStar Leased Fee Portfolio (Loan No. 8)

The Whole Loan documents require “all risk” property insurance coverage in an amount equal to the “Full Replacement Cost,” which means the actual replacement value exclusive of costs of excavations, foundations, underground utilities and footings, with a waiver of depreciation, subject to a loss limit of $150,000,000 per occurrence.

The Whole Loan documents permit the Mortgagor to maintain policies which (i) have coverages, deductibles and/or other related provisions other than those specified in the Whole Loan documents and/or (ii) are provided by insurance companies not meeting the credit ratings requirements specified in the Whole Loan documents (any such policy, a “Non-Conforming Policy”), provided that the Mortgagor has received Mortgagee’s prior written consent thereto and the Mortgagee has received a rating agency confirmation with respect to any such Non-Conforming Policy.

18

iStar Leased Fee Portfolio – Hilton Salt Lake
(Loan No. 8.01)

iStar Leased Fee Portfolio – Doubletree Seattle Airport
(Loan No. 8.02)

iStar Leased Fee Portfolio – Doubletree Mission Valley
(Loan No. 8.03)

iStar Leased Fee Portfolio – Doubletree Sonoma
(Loan No. 8.05)

iStar Leased Fee Portfolio – Doubletree Durango
(Loan No. 8.06)

In the event no leasehold mortgage is in place at the related Mortgaged Property and so long as the related tenant maintains property insurance coverage that (1) satisfies the requirements under the related leased fee lease with respect to such Mortgaged Property and (2) satisfies the insurance requirements under the Whole Loan documents (except that a $500,000 property and terrorism deductible under the master program maintained by Hilton Worldwide Holdings Inc. is permitted under the Whole Loan documents), the tenant’s property insurance will serve as the primary insurance, and the Mortgagor may, but is not required to, maintain property insurance insuring the improvements at the Mortgaged Property.

Sch. C-4

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of the Exception
18	iStar Leased Fee Portfolio – The Buckler Apartments (Loan No. 8.11)	The related Mortgagor’s obligation to maintain the following insurance coverage is suspended for so long (a) as no Leased Fee Lease Termination Period (as defined below) has occurred and is continuing and (b) the tenant at such Mortgaged Property maintains the insurance coverage required by the leased fee lease as of the origination date: (i) property insurance, (ii) business interruption insurance, (iii) insurances during times of structural construction, (iv) boiler and machinery insurance, (v) flood insurance and (vi) earthquake insurance. A “Leased Fee Lease Termination Period” means the period beginning when any leased fee lease either (i) is terminated, cancelled or otherwise ceases to remain in full force and effect as to any portion of the Mortgaged Property, and/or (ii) title to and/or possession of all or any of the leasehold or subleasehold, as applicable, interest created by the leased fee lease (including any improvements owned by the tenant thereunder) has been returned or otherwise acquired by the Mortgagor. Such Leased Fee Lease Termination Period will end upon the Mortgagor’s entrance into, and the commencement of the tenant paying unabated rent under a triple net leased fee lease entered into in accordance with the terms and conditions set forth in the Whole Loan documents and for which no free rent, tenant improvements, tenant allowances or leasing commissions are owed by the Mortgagor to such tenant.
18

iStar Leased Fee Portfolio – One Ally Center
(Loan No. 8.04)

iStar Leased Fee Portfolio – Northside Forsyth Hospital Medical Center
(Loan No. 8.07)

iStar Leased Fee Portfolio – NASA/JPSS Headquarters
(Loan No. 8.08)

iStar Leased Fee Portfolio – Dallas Market Center: Sheraton Suites
(Loan No. 8.09)

iStar Leased Fee Portfolio – Dallas Market Center: Marriott Courtyard
(Loan No. 8.10)

iStar Leased Fee Portfolio – Lock-Up Self Storage Facility
(Loan No. 8.12)

The related Mortgagor’s obligation to maintain the following insurance coverage is suspended for so long (a) as no Leased Fee Lease Termination Period (as defined in this Annex D-2) has occurred and is continuing with respect to the applicable Mortgaged Property, and (b) the tenant at such Mortgaged Property maintains the insurance coverage required by the related leased fee lease as of the origination date: (i) property insurance, (ii) business interruption insurance, (iii) insurances during times of structural construction, (iv) boiler and machinery insurance, (v) flood insurance and (vi) earthquake insurance. With respect to clause (b) in this paragraph, if the tenant does not maintain the insurance required by the related leased fee lease as of the origination date, the Mortgagor will only be required to purchase property insurance coverage at the individual Mortgaged Property in which the Mortgagor has an insurable interest and can purchase such commercial property insurance coverage at commercially reasonable rates.
18	270 Corporate Center (Loan No. 7)	The related borrower is only required to carry business interruption insurance covering a period continuing until the restoration is complete or the expiration of eighteen (18) months, whichever first occurs, with

Sch. C-5

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of the Exception
	36 East 14th Street (Loan No. 14) Crossgates Commons (Loan No. 18)	an extended period of indemnity endorsement which provides that after restoration, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of six (6) months from the date that the Mortgaged Property is restored and operations are resumed, whichever first occurs.
18	Gateway Net Lease Portfolio (Loan No. 9)	The related Whole Loan documents provide that the threshold at which the lender retains the right to hold and disburse insurance proceeds to be applied for repair or restoration is equal to the greater of (i) $1,500,000 or (ii) 5% of the allocated loan amount for the applicable individual property.
18

Windhaven Park
(Loan No. 25)

SoCal Self Storage – Los Angeles, CA
(Loan No. 27)

Temescal Village Plaza
(Loan No. 32)

Easley Town Center – Back Eastern Strip
(Loan No. 39)

Oceanside Self Storage
(Loan No. 40)

Storage Choice – Westover Park
(Loan No. 42)

A Storage Place - Grand Junction East
(Loan No. 43)

Extra Space Storage Irving
(Loan No. 46)

Storage Choice – League City
(Loan No. 47)

A Storage Place - Grand Junction West
(Loan No. 50)

Elgin Village & Cedar Breaks Centre
(Loan No. 55)

Creekside Estates MHC
(Loan No. 57)

Gatekeeper Storage

The related borrower is only required to carry business interruption insurance covering a period continuing until the restoration is complete or the expiration of twelve (12) months, whichever first occurs, with an extended period of indemnity endorsement which provides that after restoration, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of six (6) months from the date that the Mortgaged Property is restored and operations are resumed, whichever first occurs.

Sch. C-6

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of the Exception
(Loan No. 65) 149 Spring Street (Loan No. 70)

18	36 East 14th Street (Loan No. 14)

The related Mortgage Loan documents permit the related condominium association to maintain the insurance coverage required under the related Mortgage Loan agreement in lieu of the borrower obtaining such insurance, for so long as the condominium documents are in full force and effect and the borrower provides the lender notice of such insurance arrangements at least 10 days prior to the date any required insurance is due to lapse.

Any and all insurance proceeds payable under insurance policies maintained by the condominium association are required to be paid directly to the condominium association or an insurance trustee, as applicable, in accordance with the terms and provisions of the condominium documents. The condominium documents provide that insurance proceeds in an amount less than $100,000 are payable to the condominium board and proceeds in excess of $100,000 are payable to an insurance trustee to be appointed by the condominium board and are required to be applied to the restoration of the property, unless 75% or more of the related building is destroyed or substantially damaged and 75% or more of unit owners elect not to proceed with restoration and to instead pursue an action for partition.

18	Elgin Village & Cedar Breaks Centre (Loan No. 55)

The amount of “all risk” insurance required by the Mortgage Loan documents is the replacement cost of the Mortgaged Property, with no reference to the amount of the Mortgage Loan or depreciation. In addition, the Mortgage Loan documents do not require at least 30 days’ prior notice to the lender of termination or cancellation of required insurance policies arising for any reason other than non-payment of a premium (15 days’ notice is required under the Mortgage Loan documents).

The related Mortgage Loan documents provide that the threshold at which the lender retains the right to hold and disburse insurance proceeds to be applied for repair or restoration is equal to $100,000.

19	Gateway Net Lease Portfolio – FedEx (Baltimore) (Loan No. 9.03)	As of the origination date, the Mortgaged Property is part of a larger tax parcel that includes property that is not part of the collateral for the subject Mortgage Loan. Pursuant to the ground lease, the ground lessor has committed to obtaining a separate tax parcel for the Mortgaged Property. The related borrower is required to use commercially reasonable efforts to cause the ground lessor to comply with its commitment to obtain such separate tax parcel, but the borrower will not be required to threaten or declare a default by ground lessor under the ground lease. In the event that the borrower receives evidence that a separate tax parcel has been created, the borrower is required to obtain a Separate Tax Parcel Endorsement at its expense.
28	Del Amo Fashion Center (Loan No. 1)	The related Whole Loan documents provide that full recourse is capped at $117,000,000, for so long as Simon Property Group, L.P. (or certain

Sch. C-7

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of the Exception

J.P. Morgan entities) is the guarantor under the guaranty.

The borrower and the guarantor will not have liability under the full recourse carveouts for transfers in violation of the Whole Loan documents or breaches of the special purpose entity covenants or any loss carveout in the Whole Loan documents, provided that the circumstance, event or condition which gave rise to the carveout is attributable to one or more of the following: (i) insufficient revenue from the Mortgaged Property; (ii) the borrower’s lack of access to revenue from the Mortgaged Property as the result of the lender’s exercise of remedies with respect to the Mortgaged Property’s cash flows; (iii) the insolvency of the borrower or negative cash flow from the Mortgaged Property and/or the actual or constructive admission of the same by any means in any context; (iv) the payment of the borrower’s debts and liabilities as they become due and payable from sources other than the Mortgaged Property; (v) the failure to pay the Mortgage Loan or other obligation or debts of the borrower, as the result of (i) through (iii) above; or (vi) the imposition of any lien or encumbrance on the Mortgaged Property by a creditor of the borrower through a judgment of exercise of statutory right, where such lien or encumbrance arises from the non-payment of amounts owing to such creditor as the result of (i) through (iii) above.

28

Starwood Capital Group Hotel Portfolio
(Loan No. 2)

270 Corporate Center
(Loan No. 7)

Crossgates Commons
(Loan No. 18)

36 East 14th Street
(Loan No. 14)

Windhaven Park
(Loan No. 25)

SoCal Self Storage – Los Angeles, CA
(Loan No. 27)

Temescal Village Plaza
(Loan No. 32)

Oceanside Self Storage
(Loan No. 40)

Storage Choice – Westover Park
(Loan No. 42)

A Storage Place - Grand Junction East
(Loan No. 43)

The related Mortgage Loan documents do not use the exact phrase “intentional material physical waste” and the recourse liability of the related guarantor with respect to waste is generally limited to when there is sufficient cash flow from the operation of the Mortgaged Property to avoid such waste from occurring.

Sch. C-8

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of the Exception

Extra Space Storage Irving
(Loan No. 46)

Storage Choice - League City
(Loan No. 47)

A Storage Place - Grand Junction West
(Loan No. 50)

Creekside Estates MHC
(Loan No. 57)

Gatekeeper Storage
(Loan No. 65)

149 Spring Street
(Loan No. 70)

28	Starwood Capital Group Hotel Portfolio (Loan No. 2)	The related guaranty provides that the liability of the non-recourse carveout guarantor for breaches or violations of the full recourse provisions related to bankruptcy or insolvency actions under the Whole Loan agreement are capped at 20% of the related Whole Loan at the time of the occurrence of such action plus reasonable third party costs and expenses actually incurred by the lender in connection with the enforcement of any rights under the guaranty or the other Whole Loan documents.
28	iStar Leased Fee Portfolio (Loan No. 8)	The Mortgage Loan is full recourse to the Mortgagor and the guarantor for voluntary transfers of any material portion of any individual Mortgaged Property in the portfolio or any voluntary act that causes a change (directly or indirectly) in the ownership of any Mortgagor and/or any general partner (if the Mortgagor is a partnership) or member (if the Mortgagor is a limited liability company) to the extent such ownership change required Mortgagee’s consent under the Whole Loan documents.
28	Gateway Net Lease Portfolio (Loan No. 9)	There is no separate guarantor of recourse obligations. The full recourse and losses carveouts in the Whole Loan documents are recourse only to the borrower, and the borrower is the only indemnitor under the environmental indemnity agreement.
28	Gateway Net Lease Portfolio (Loan No. 9) Crossgates Commons (Loan No. 18)	The loss carveout with respect to tenant security deposits only provides for recourse in the event that any security deposits collected with respect to the Mortgaged Property are not delivered to the lender upon foreclosure or deed-in-lieu thereof, except to the extent such deposits were applied in accordance with the applicable leases prior to the occurrence of the event of default that gave rise to such foreclosure or deed-in-lieu thereof.
28	36 East 14th Street (Loan No. 14)	The full recourse carveout for transfers in violation of the Mortgage Loan documents includes a proviso stating that the failure to deliver timely notice of a transfer expressly permitted by the terms of the

Sch. C-9

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of the Exception
Mortgage Loan documents will not be a full recourse event.
29	Starwood Capital Group Hotel Portfolio (Loan No. 2)

The borrowers are permitted to release individual Mortgaged Properties from the lien of the related security instruments, upon satisfaction of the REMIC requirements, with a prepayment of a portion of the Whole Loan in accordance with the Whole Loan documents, which includes, without limitation, payment of the Release Price (as defined below) and the yield maintenance premium, if applicable.

“Release Price” means the following amount: (i) if less than $57,727,000 has been prepaid, then 105% of the allocated Whole Loan amount of each such individual Mortgaged Property(ies) being released, (ii) if less than $86,590,500 has been prepaid, then 110% of the allocated Whole Loan amount of each such individual Mortgaged Property(ies) being released, (iii) if less than $115,454,000 has been prepaid, then 115% of the allocated Whole Loan amount of each such individual Mortgaged Property(ies) being released and (iv) (A) after $115,454,000 has been prepaid or (B) notwithstanding anything to the contrary, if such individual Mortgaged Property(ies) being released are to be conveyed to an affiliate of the Borrowers, their single purpose entity principal(s), any operating lessees or the guarantor, then the “Release Price” means in each case 120% of the allocated Whole Loan amount of each such Mortgaged Property(ies) being released.

If the release of any Mortgaged Property causes the aggregate prepaid original Whole Loan amount to exceed any of the prepayment release dollar thresholds set forth above, then the “Release Price” for such Mortgaged Property is required to equal the sum of (x) the portion of the allocated Whole Loan amount for such Mortgaged Property which is less than the first-applicable prepayment release dollar threshold set forth above multiplied by the applicable percentage set forth in such clause and (y) the portion of the allocated Whole Loan amount for such Mortgaged Property which is greater than or equal to the first-applicable prepayment release dollar threshold applied in clause (x) multiplied by the applicable percentage above.

30	Crossgates Commons (Loan No. 18) SoCal Self Storage – Los Angeles, CA (Loan No. 27) Temescal Village Plaza (Loan No. 32) Oceanside Self Storage (Loan No. 40)	The related Mortgage Loan documents require delivery of annual operating statements of the Mortgaged Property, but do not require delivery of annual financial statements.
31	Del Amo Fashion Center (Loan No. 1)

If the Terrorism Risk Insurance Program Reauthorization Act of 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time) is not in effect, then the related Mortgagor will not be required to pay annual premiums for terrorism insurance coverage in excess of two (2) times the amount of the insurance

Sch. C-10

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of the Exception
premium for “All Risk” or “Special Perils” property insurance (but excluding the wind and flood components of such insurance premiums) insuring only the related Mortgaged Property on a stand-alone basis, with a deductible not to exceed $5,000,000.
31

SoCal Self Storage – Los Angeles, CA
(Loan No. 27)

Temescal Village Plaza
(Loan No. 32)

A Storage Place - Grand Junction East
(Loan No. 43)

A Storage Place - Grand Junction West
(Loan No. 50)

Creekside Estates MHC
(Loan No. 57)

If the Terrorism Risk Insurance Act of 2002, as extended and modified by the Terrorism Risk Insurance Program Reauthorization Act of 2007 or subsequent statute, extension, or reauthorization is not in effect, then the related Mortgagor will not be required to spend on the premium for terrorism insurance coverage more than two (2) times the amount of the insurance premium for a separate “Special Form” or “All Risks” policy or equivalent policy insuring only the related Mortgaged Property on a stand-alone basis under the related Mortgage Loan agreement (provided that the related Mortgagor will be obligated to purchase the maximum amount of terrorism coverage available with funds equal to such cap to the extent such coverage is available).
31	Oceanside Self Storage (Loan No. 40)	If the Terrorism Risk Insurance Act of 2002, as extended and modified by the Terrorism Risk Insurance Program Reauthorization Act of 2007 or subsequent statute, extension, or reauthorization is not in effect, then the related Mortgagor will not be required to spend on the premium for terrorism insurance coverage more than an amount equal to 50% of the premium for a separate “Special Form” or “All Risks” policy or equivalent policy insuring only the Mortgaged Property on a stand-alone basis at the time that any terrorism coverage is excluded from any policy (provided that the related Mortgagor will be obligated to purchase the maximum amount of terrorism coverage available with funds equal to such cap to the extent such coverage is available).
32	Del Amo Fashion Center (Loan No. 1)	The Whole Loan documents permit the pledge of interests by Simon Property Group, L.P., Simon Inc. or Commingled Pension Trust Fund (Strategic Property) of JPMorgan Chase Bank, N.A., a New York trust (including certain successor entities thereto) to secure a corporate or parent level credit facility from one or more financial institutions, involving multiple underlying real estate assets.
33	Del Amo Fashion Center (Loan No. 1)	Mortgagor is a recycled Single-Purpose Entity that previously owned parcels of land other than the Mortgaged Property and was the obligor on past loans secured by the Mortgaged Property which have been satisfied. The related Mortgagor made standard representations and warranties, including backwards representations and warranties where required to complete coverage, the recourse carveout guaranty includes coverage with respect to violations of such Single-Purpose Entity representations and warranties, and the environmental indemnification agreement includes indemnification for environmental liabilities arising from the previously owned property.

Sch. C-11

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of the Exception
33

Del Amo Fashion Center
(Loan No. 1)

270 Corporate Center
(Loan No. 7)

iStar Leased Fee Portfolio
(Loan No. 8)

Crossgates Commons
(Loan No. 18)

36 East 14th Street
(Loan No. 14)

Windhaven Park
(Loan No. 25)

SoCal Self Storage - Los Angeles, CA
(Loan No. 27)

Oceanside Self Storage
(Loan No. 40)

Storage Choice – Westover Park
(Loan No. 42)

A Storage Place – Grand Junction East
(Loan No. 43)

Storage Choice – League City
(Loan No. 47)

A Storage Place – Grand Junction West
(Loan No. 50)

Creekside Estates MHC
(Loan No. 57)

Mortgagor is a recycled Single-Purpose Entity, however, the related Mortgagor made standard representations and warranties, including backwards representations and warranties where required to complete coverage, and the recourse carveout guaranty includes coverage with respect to violations of such Single-Purpose Entity representations and warranties.
36(a)-(l)	Del Amo Fashion Center (Loan No. 1)

The Mortgaged Property includes a sub-leasehold estate in an unimproved portion of land (approximately 2,600 square feet) that was previously used as in-line space connecting the Mortgaged Property and the adjacent parcel occupied by Sears (currently the lessee and sub-ground lessor of the parcel). The sub-ground lease parcel is not considered to be material to the operations of the Mortgaged Property, and was not assigned separate value in the appraisal. The borrower has paid rent for the sub-ground leased space for the entire term of the sub-ground lease. Upon expiration of the sub-ground lease term, the area will become part of the common area under the reciprocal easement agreement between the borrower and Sears.

A Short Form Lease memorializing the sublease was recorded in 1980;

Sch. C-12

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of the Exception
however, the instrument is not assumed to contain the lender protection provisions contemplated by the related ground lease representations.
36(e); (l)	Starwood Capital Group Hotel Portfolio – Hilton Garden Inn Edison Raritan Center (Loan No. 2.17)	In addition, the leasehold mortgagee is entitled to a new lease only in the event of a rejection of the ground lease in bankruptcy. As to any other termination of the ground lease, the lender is not entitled to a new lease. However, the lender is entitled to notice and cure rights, and the ground lessor has agreed that it will not terminate the ground lease without first having given the lender notice and opportunity to cure any defaults in accordance with the ground lease and estoppel.
36(c)	iStar Leased Fee Portfolio – Doubletree Seattle Airport (Loan No. 8.02)	The ground lease on a portion of the Mortgaged Property expires on January 31, 2044, which is less than 20 years from the stated maturity date of the Mortgage Loan.
36(b); (c); (e); (l)	Gateway Net Lease Portfolio – GoDaddy (Loan No. 9.06) Gateway Net Lease Portfolio – Sikorsky Aircraft (Loan No. 9.16) Gateway Net Lease Portfolio – Hitachi (Loan No. 9.21)

The ground lease for the GoDaddy Mortgaged Property allows for amendments to the ground lease without the lender’s consent. The lender required that the borrower include a special member in its organizational structure, and the special member’s consent is required for any amendments, modifications, terminations or surrender of the related ground lease.

The term of the Hitachi ground lease only extends sixteen (16) years beyond the maturity date of the Mortgage Loan.

Under the Sikorsky Aircraft and Hitachi ground lease, an assignment only to an acquiring or merging company is permitted without consent. The borrowers have the right to mortgage their respective leasehold estates, and foreclosures or deeds-in-lieu are permitted without the related ground lessor’s consent, provided that the related leasehold mortgagee delivers a written assumption of the related borrower’s obligations and liabilities under the related lease.

The ground lease for the GoDaddy Mortgaged Property provides that the leasehold mortgagee is entitled to a new lease only in the event the leasehold mortgagee acquires title to the leasehold estate of Borrower. In addition, the ground lease is silent with respect to a leasehold mortgagee holding and disbursing insurance proceeds. The Whole Loan documents require that the borrower deposit and apply any insurance proceeds in accordance with the Whole Loan documents.

The ground lease for the Sikorsky Aircraft Mortgaged Property provides for a new lease in the event of a termination of the ground lease or rejection of the ground lease in a bankruptcy proceeding to the extent the rights of the leasehold mortgagee may be preserved only through the issuance of a new lease.

The ground lease for the Hitachi Mortgaged Property provides that, upon any termination of the ground lease by the ground lessee or rejection of the ground lease in a bankruptcy proceeding, either the leasehold mortgagee or the borrower is entitled to a new ground lease on substantially the same terms for the remaining term of the ground lease.

Sch. C-13

Rep. No. on Exhibit C	Mortgage Loan and Number as Identified on Exhibit A	Description of the Exception
43	Del Amo Fashion Center (Loan No. 1)	The ESA identified several potential environmental conditions associated with the prior usage of the Mortgaged Property, including usage of a portion of the Mortgaged Property as a dry cleaning facility, the location of a steel distribution facility on a portion of the Mortgaged Property, the former location of a 280-gallon diesel underground storage tank used by J.C. Penney on the Mortgaged Property, the operation of an automobile repair center at the Mortgaged Property, and the use of a number of historic oil wells at the Mortgaged Property. The ESA recommended that a limited subsurface investigation should be conducted in order to determine the presence or absence of soil and/or groundwater contamination due to the historical use of the Mortgaged Property. The borrower and guarantor have provided indemnities that would cover environmental cleanup costs and liabilities related to the Mortgaged Property. However, such indemnities are a part of the guaranty, which is subject to a cap of $117,000,000.

Sch. C-14

EXHIBIT D-1

FORM OF CERTIFICATE OF THE SECRETARY OR
AN ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

BANK OF AMERICA, NATIONAL ASSOCIATION

ASSISTANT SECRETARY’S CERTIFICATE

I, [_____], an Assistant Secretary of Bank of America, National Association, a national banking association (the “Mortgage Loan Seller”), HEREBY CERTIFY that:

1.	Attached hereto as Exhibit A is a true and complete copy of the Articles of Organization of the Mortgage Loan Seller, which are in full force and effect on the date hereof.

2.	Attached hereto as Exhibit B is a true and correct copy of the amended and restated Bylaws of the Bank, as in effect on the date hereof.

3.	The resolutions attached hereto as Exhibit C (the “Resolutions”) were adopted by the unanimous written consent in lieu of a meeting of the delegates of the Management Risk Committee (the “Committee”) of the Bank. Such resolutions have not been modified, amended, rescinded or revoked and remain in full force and effect on the date hereof.

4.	Each person who, as an officer or representative of the Mortgage Loan Seller, signed any document delivered in connection with the BANK 2017-BNK5 transaction was at the respective times of such signing and delivery, and is now, duly elected or appointed, qualified and acting as such officer or representative and the signatures of such persons appearing on such documents are their genuine signatures.

IN WITNESS WHEREOF, I have signed this Certificate as of June 29, 2017.

Name:
Title:

Exh. D-1-1

EXHIBIT D-2

FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

CERTIFICATE OF MORTGAGE LOAN SELLER

In connection with the execution and delivery by Bank of America, National Association (“Bank of America”) of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated and effective as of June 16, 2017 (the “Mortgage Loan Purchase Agreement”) between Bank of America, as seller, and Morgan Stanley Capital I Inc., as purchaser (the “Purchaser”), the undersigned hereby certifies that (i) except as set forth on Schedule C to the Mortgage Loan Purchase Agreement, the representations and warranties of Bank of America in or made pursuant to Section 4(a) of the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, (ii) Bank of America has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof, and (iii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of Bank of America. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

Certified this June 29, 2017.

BANK OF AMERICA, NATIONAL ASSOCIATION

By:
Name:
Title:

Exh. D-2-1

EXHIBIT E

FORM OF OFFICER’S CERTIFICATE OF
BANK OF AMERICA, NATIONAL ASSOCIATION

[_____], 2017

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention: Jane H. Lam

Morgan Stanley Capital I Inc.
1221 Avenue of the Americas
New York, New York 10020
Attention: Legal Compliance Division

cmbs_notices@morganstanley.com

With copies to the Addressees listed on Schedule A

Re: BANK 2017-BNK5 – Officer’s Certificate Pursuant to Section 4(i) of the Mortgage Loan Purchase Agreement

Reference is hereby made to that certain Pooling and Servicing Agreement, dated June 1, 2017, and that certain Mortgage Loan Purchase Agreement, dated and effective as of June 16, 2017 (the “Mortgage Loan Purchase Agreement”), between the undersigned (the “Mortgage Loan Seller”) and Morgan Stanley Capital I Inc. In accordance with Section 4(i) of the Mortgage Loan Purchase Agreement, the Mortgage Loan Seller hereby certifies to the parties listed on Schedule A, as follows:

1.	The Mortgage Loan Seller has delivered the Diligence File (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan to the Designated Site (as defined in the Pooling and Servicing Agreement); and

2.	Each Diligence File constitutes all documents required under the definition of “Diligence File” and such Diligence File is organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and Mortgage Loan Seller.

Capitalized terms used herein without definition have the meanings given them in the Mortgage Loan Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative, the [_] day of [_____], 2017.

Exh. E-1

Sincerely yours,

BANK OF AMERICA, NATIONAL ASSOCIATION

By:
Name:
Title:

Exh. E-2

SCHEDULE A

LIST OF ADDRESSEES TO BE COPIED

GENERAL MASTER SERVICER:

Email: commercial.servicing@wellsfargo.com

GENERAL SPECIAL SERVICER:

Email: CWCAMnoticesBANK2017-BNK5@cwcapital.com

CERTIFICATE ADMINISTRATOR:

Email: cts.cmbs.bond.admin@wellsfargo.com; trustadministrationgroup@wellsfargo.com

TRUSTEE:

Email: CMBSTrustee@wilmingtontrust.com

DIRECTING CERTIFICATEHOLDER:

Email: btageson@eightfoldcapital.com

ASSET REPRESENTATIONS REVIEWER:

Email: cmbs.notices@parkbridgefinancial.com

OPERATING ADVISOR:

Email: cmbs.notices@parkbridgefinancial.com

RISK RETENTION CONSULTATION PARTY

Email: cmbs_notices@morganstanley.com

Exh. E-3